UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23039

AllianzGI Diversified Income & Convertible Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31

Date of reporting period:	July 31, 2017

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2–3	Letter from the President
4–11	Fund Insights
12–14	Performance & Statistics
15–51	Schedules of Investments
52	Statements of Assets and Liabilities
53	Statements of Operations
54–55	Statements of Changes in Net Assets
56	Statement of Cash Flows
57–59	Financial Highlights
60–76	Notes to Financial Statements
77	Annual Shareholder Meeting Results
78–79	Proxy Voting Policies & Procedures/Changes in Investment Policy
80–87	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
88–90	Privacy Policy

July 31, 2017 | Semi-Annual Report 1

Letter from the President

Dear Shareholder:

The US economy continued to expand during the six-month reporting period ended July 31, 2017, although the overall pace was rather modest. Meanwhile, there were indications that economic activity overseas was improving. Against this backdrop, both US and international equities generated strong results. Elsewhere, the US bond market posted a modest return during the reporting period.

For the six-month reporting period ended July 31, 2017

¡  AllianzGI Diversified Income & Convertible Fund returned 8.60% on net asset value (“NAV”) and 16.31% on market price.

¡  AllianzGI Equity & Convertible Income Fund returned 6.50% on NAV and 9.68% on market price.

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 3.22% on NAV and 7.15% on market price.

Thomas J. Fuccillo President & Chief Executive Officer

During the six months ended July 31, 2017, the Russell 3000 Index, a broad measure of US stock market performance, gained 8.94%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 5.30%; and the Russell 1000 Growth Index, a measure of growth style stocks, gained 13.21%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 7.21%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and a principal indicator of economic performance, expanded at a 1.8% annual pace during the fourth quarter of 2016. GDP then moderated to a 1.2% annual pace during the first quarter of 2017. The Commerce Department’s estimate for the second quarter of 2017 showed that GDP – released after the reporting period had ended – grew at an annual pace of 3.0%.

The US Federal Reserve (the “Fed”) raised interest rates on two separate occasions during the reporting period: in March 2017 and June 2017. In both cases, the Fed’s movements were well telegraphed. With the rate hike in June, the federal funds rate moved to a range between 1.00% and 1.25%. In the statement following the July meeting, the Fed indicated that it planned to begin reducing its balance sheet, saying “The Committee expects to begin implementing its balance sheet normalization program relatively soon, provided that the economy evolves broadly as anticipated.”

2 Semi-Annual Report | July 31, 2017

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters the later portion of an economic cycle, Japan is struggling with its aging population and Europe is suffering from the uncertainties related to Great Britain’s anticipated exit from the European Union (“Brexit”). In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to continue modestly increasing rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we expect the European Central Bank and Bank of Japan to maintain their accommodative monetary policies. In our view, we have passed peak global liquidity, as central banks have pushed past negative interest rate policies to begin supporting government spending.

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The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Politics should remain a key investment consideration given the results from the last U.S. Presidential election and key elections in Europe, including the Netherlands, France and Germany. We also believe that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

July 31, 2017 | Semi-Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2017 through July 31, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2017, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned 8.60% on net asset value (“NAV”) and 16.31% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 13.21%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 7.21%.

Market Environment

The performance for the convertible, high yield and large cap equity markets was higher over the trailing six months.

Several factors influenced the three asset classes throughout the reporting period, including corporate fundamentals, economic indicators, moves made by the US Federal Reserve (the “Fed”), the new US administration’s pro-growth agenda and sustained investors’ appetite for risk assets.

During the reporting period US companies continued to exhibit improving fundamentals. For example, in the first quarter of 2017 operating results for most US companies met or exceeded expectations while credit metrics showed further improvement, continuing a trend from the fourth quarter of 2016. As an additional example, the first quarter of 2017 was the first time since 2011 where US companies saw double-digit year-over-year earnings growth, on average for the S&P 500 Index. In addition, according to Bank of America Merrill Lynch, net leverage continued to tick lower and interest coverage continued to rise higher, on average for the S&P 500 Index.

Certain economic statistics were positive and factored into the market’s strength. In May 2017, the unemployment rate fell to its lowest level since 2001 and private payroll figures were healthy. Housing prices continued their upward trend. Consumer and small business confidence levels came off their recent highs, but remained at bullish levels. Overall, the trend in economic data reinforced the favorable credit conditions for convertible bonds, high yield bonds and equities.

As anticipated, the Fed raised interest rates twice during the reporting period, pushing the federal funds rate to a range of 1.00% to 1.25%. The convertible market responded positively to the Fed’s rate decision and commentary. Near-term rate hike projections from the Fed remain unchanged, with one more expected this year and three expected in 2018. Additionally, the Fed noted that the process of balance sheet reduction is expected to begin later this year, reflecting their confidence in the

4 Semi-Annual Report | July 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

US economy. Outside of the US, global central banks throughout Europe and Asia maintained aggressive measures to stimulate their respective economies.

The three assets classes also benefited from a persistent appetite among investors for risk assets, which in part, appeared to be centered on the continued optimism surrounding President Trump’s policies and pro-growth agenda. Additionally, a weaker dollar and favorable supply/demand dynamics helped lift select base metal and crude oil prices, which supported commodity-related issuers.

The volatility environment remained subdued over the reporting period. The Chicago Board Options Exchange Volatility Index (VIX) started the period in the low double-digits and was range bound between 10.5 and 13.0 throughout February 2017 and March 2017, spiked to a high of 16.0 in mid-April 2017, and reached a new record low of below 9.0 in mid-July 2017. The index started the period at 11.8 and ended the period at 10.3.

Portfolio Specifics

The Fund provided consistent income and generated a positive total return over the reporting period.

In the equity sleeve, the materials, real estate and health care sectors helped relative performance. Conversely, the information technology, energy and consumer staples sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were information technology, consumer discretionary and transportation. On the other hand, energy, media and utilities pressured relative performance.

In the high yield sleeve, industries that aided relative performance were health care, chemicals and theatres & entertainment. In contrast, the energy, telecommunications and utilities industries hampered relative performance.

Regarding the covered call strategy, many option positions expired below strike and the portfolio was able to retain the set premiums. With depressed implied volatility levels, fewer equities were subject to written call options during the reporting period than in prior periods.

Outlook

US equity markets continue to record new all-time highs, volatility is near all-time lows, and interest rates are trending higher on an improving economic outlook in our view. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

July 31, 2017 | Semi-Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

From a fundamental standpoint, as well as the observed condition of the economy, high yield defaults in 2017 and 2018 are expected to remain below their long-term historical average in our view. This stage of the market cycle can be compared to the mid-1990s and mid-2000s, when market environments exhibited economic stability, low defaults and healthy balance sheets.

Stress in select industries of the market has waned, and overall, we believe balance sheets, leverage ratios and interest-coverage ratios continue to support an investment in these asset classes.

The US economy is expected to expand at a moderate pace for the remainder of 2017, in our view. The stock market’s strength and the US Treasury yield curve appear to confirm this expectation. Moreover, any combination of positive tax reform, decreased regulation, and increased fiscal spending could provide upside to growth expectations.

After bottoming in the second quarter of 2016, corporate profits have significantly improved through the first quarter of 2017. Based on bottom-up estimates, we believe they are poised to trend higher throughout year.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward policy adjustments, in our view. Additional Fed rate hikes and balance sheet reduction efforts signal confidence in the US economy’s ability to grow and reflect the goal of achieving a normalized environment after an extended period of extreme accommodation. Global monetary policy continues to be constructive and accommodative.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2017 through July 31, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the six-month period ended July 31, 2017, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 6.50% on net asset value (“NAV”) and 9.68% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 13.21%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 7.21%.

Market Environment

Several factors influenced equities and convertible bonds throughout the reporting period, including corporate fundamentals, economic indicators, the US Federal Reserve (the “Fed”) moves, the US new administration’s pro-growth agenda, and investors sustained appetite for risk assets.

During the reporting period US companies continued to exhibit improving fundamentals.

6 Semi-Annual Report | July 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

For example, in the first quarter operating results for most US companies met or exceeded expectations while credit metrics showed further improvement, continuing a trend from the fourth quarter of 2016. The first quarter of 2017 was the first time since 2011 where US companies saw double-digit year-over-year earnings growth, on average for the S&P 500 Index. In addition, according to Bank of America Merrill Lynch, net leverage ticked lower and interest coverage rose the last two quarters, on average for the S&P 500 Index.

Certain economic statistics were positive and factored into the market’s strength. In May 2017, the unemployment rate fell to its lowest level since 2001 and private payroll figures were healthy. Housing prices continued their upward trend. Consumer and small business confidence levels came off their recent highs, but remained at bullish levels. Overall, the trend in economic data reinforced the favorable credit conditions for equities and convertible bonds.

As anticipated, the Fed raised interest rates twice during the reporting period, pushing the federal funds rate to a range of 1.00% to 1.25%. The convertible market responded positively to the Fed’s rate decision and commentary. Near-term rate hike projections from the Fed remain unchanged, with one more expected this year and three expected in 2018. Additionally, the Fed noted that the process of balance sheet reduction is expected to begin later this year, reflecting their confidence in the US economy. Outside of the US, global central banks throughout Europe and Asia maintained aggressive measures to stimulate their respective economies.

The asset classes also benefited from a persistent appetite among investors for risk assets, which in part, appeared to be centered on the continued optimism surrounding President Trump’s policies and pro-growth agenda. Additionally, a weaker dollar and favorable supply/demand dynamics helped lift select base metal and crude oil prices, which supported commodity-related issuers.

The volatility environment remained subdued over the quarter. The Chicago Board Options Exchange Volatility Index (VIX) started the period in low double-digits and was range bound between 10.5 and 13.0 throughout February and March, spiked to a high of 16.0 in mid-April, and reached a new record low of below 9.0 in mid-July. The index started the period at 11.8 and ended the period at 10.3.

Portfolio Specifics

The Fund provided consistent income and generated a positive total return over the reporting period.

In the equity sleeve, the materials, real estate and industrials sectors helped relative performance. Conversely the energy, information technology and consumer

July 31, 2017 | Semi-Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

discretionary sectors hindered relative performance.

In the convertible sleeve, sectors that contributed positively to relative performance were materials, transportation and consumer staples. On the other hand, information technology, health care and financials pressured relative performance.

The covered call strategy captured fewer gains than anticipated. The covered calls did provide some short-term capital gains for the portfolio, but with the depressed implied volatilities the magnitude of the premiums faced headwinds.

Outlook

US equity markets continue to record new all-time highs, volatility is near all-time lows, and interest rates are trending higher on an improving economic outlook, in our view. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries of the market has waned, and overall, we believe balance sheets, leverage ratios and interest-coverage ratios continue to support an investment in the convertible asset class.

The US economy is expected to expand at a moderate pace for the remainder of 2017, in our view. The stock market’s strength and the US Treasury yield curve appear to confirm this expectation. Moreover, any combination of positive tax reform, decreased regulation and increased fiscal spending could provide upside to growth expectations.

After bottoming in the second quarter of 2016, corporate profits have significantly improved through the first quarter of 2017. Based on bottom-up estimates, they are poised to trend higher throughout year in our view.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward policy adjustments, in our view. Additional Fed rate hikes and balance sheet reduction efforts signal confidence in the US economy’s ability to grow and reflect the goal of achieving a normalized environment after an extended period of extreme accommodation. Global monetary policy continues to be constructive and accommodative.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2017 through July 31, 2017, as provided by the Dallas Investment team.

For the six-month period ended July 31, 2017, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 3.22% on net asset value (“NAV”) and 7.15% on market price.

8 Semi-Annual Report | July 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, advance 5.30%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 7.21%.

Market Environment

Several factors influenced equities and convertible bonds throughout the reporting period, including corporate fundamentals, economic indicators, the US Federal Reserve (the “Fed”) moves, the new US administration’s pro-growth agenda, and investors’ sustained appetite for risk assets.

During the reporting period US companies continued to exhibit improving fundamentals. For example, in the first quarter of 2017 operating results for most US companies met or exceeded expectations while credit metrics showed further improvement, continuing a trend from the fourth quarter of 2016. As an additional example, the first quarter of 2017 was the first time since 2011 where US companies saw double-digit year-over-year earnings growth, on average for the S&P 500 Index. In addition, according to Bank of America Merrill Lynch, net leverage ticked lower and interest coverage rose the last two quarters, on average for the S&P 500 Index.

Certain economic statistics were positive and factored into the market’s strength. In May 2017, the unemployment rate fell to its lowest level since 2001 and private payroll figures were healthy. Housing prices continued their upward trend. Consumer and small business confidence levels came off their recent highs, but remained at bullish levels. Overall, the trend in economic data reinforced the favorable credit conditions for equities and convertible bonds.

As anticipated, the Fed hiked rates twice during the reporting period, pushing the federal funds rate to a range of 1.00% to 1.25%. The convertible market responded positively to the Fed’s rate decision and commentary. Near-term rate hike projections from the Fed remain unchanged, with one more expected this year and three expected in 2018. Additionally, the Fed noted that the process of balance sheet reduction is expected to begin later this year, reflecting their confidence in the US economy. Outside of the US, global central banks throughout Europe and Asia maintained aggressive measures to stimulate their respective economies.

The asset classes also benefited from a persistent appetite among investors for risk assets, which in part, appeared to be centered on continued the optimism surrounding President Trump’s policies and pro-growth agenda. Additionally, a weaker dollar and favorable supply/demand dynamics helped lift select base metal and crude oil prices, which supported commodity-related issuers.

Portfolio Specifics

Within the Russell 1000 Value Index (the “benchmark”), all but two of The Global

July 31, 2017 | Semi-Annual Report 9

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Industry Classification Standards (“GICS”) economic sectors delivered positive returns as shares were boosted by strong corporate earnings and enduring optimism on pro-growth reform. Telecommunication services, a top performer during this period last year, fell 4% during the reporting period as industry competition intensified. Energy stocks lagged the benchmark more than any other sector and posted a return of -8%. High inventory levels contributed to concerns that crude oil supply continues to exceed demand and the “oil math” tug of war continued throughout the reporting period. Health care stocks bested all sectors while utilities and consumer staples followed as both sectors rose comparably.

The equity portion of the Fund performed largely in line with the benchmark over the reporting period. In terms of relative performance, positive stock selection counterbalanced negative sector allocation. The Fund’s holdings in the health care, industrials and materials sectors were the most beneficial and drove overall positive selection. Conversely, negative selection in the information technology, utilities and energy sectors detracted.

From a sector allocation perspective, an underweight to the financial and health care sectors resulted in the largest positive impact on the Fund’s performance. However, the Fund’s overweight in energy and underweight in consumer staples detracted from results.

During the reporting period, the equity portion of the Fund’s largest overweights relative to the Russell 1000 Value Index were in the energy and materials sectors. The Fund’s largest relative underweights were in bond-proxy sectors, including consumer staples and real estate.

In the convertibles sleeve, sector allocations that helped relative performance in the period were materials, consumer staples and transportation. In contrast, energy, health care and telecommunications exposure weighed on relative returns.

In the equity options sleeve, retaining call premium was difficult to start the period, but improved as equity markets slowed from their rapid ascent. Nearly half of the overall gains in the equity market occurred within the first month of the reporting period, led by the health care and technology sectors, which, throughout the reporting period, returned 14.4% and 17.1%, respectively; the consumer discretionary, financial, industrial and utility sectors all contributed high single-digit returns as well. Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), dropped to a low of 9.36 in July, the lowest the index has been since 1993 and averaged 11.35 during the period, adversely affecting the strike distances on the call options written. Calls written on the energy and financial sectors aided returns; however the strong performance in equities to start the period

10 Semi-Annual Report | July 31, 2017

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

resulted in options expiring in-the-money, requiring cash assignments in excess of the premium collected.

Outlook

US equity markets continue to record new all-time highs, volatility is near all-time lows and interest rates are trending higher on an improving economic outlook, in our view. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries of the market has waned, and overall, we believe balance sheets, leverage ratios and interest-coverage ratios continue to support an investment in the convertible asset class.

The US economy is expected to expand at a moderate pace for the remainder of 2017, in our view. The stock market’s strength and the US Treasury yield curve appear to confirm this expectation. Moreover, any combination of positive tax reform, decreased regulation and increased fiscal spending could provide upside to growth expectations.

After bottoming in the second quarter of 2016, corporate profits have significantly improved through the first quarter of 2017. Based on bottom-up estimates, they are poised to trend higher throughout year, in our view.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward policy adjustments, in our view. Additional Fed rate hikes and balance sheet reduction efforts signal confidence in the US economy’s ability to grow and reflect the goal of achieving a normalized environment after an extended period of extreme accommodation. Global monetary policy continues to be constructive and accommodative.

July 31, 2017 | Semi-Annual Report 11

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	16.31%	8.60%
1 Year	25.95%	15.85%
Commencement of Operations (5/27/15) to 7/31/17	3.48%	6.36%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/27/15) to 7/31/17	Market Price	$21.62
	NAV(2)	$22.40
NAV	Discount to NAV	-3.48%
Market Price	Market Price Yield(3)	9.27%
	Leverage Ratio(4)	31.33%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared August 1, 2017) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at July 31, 2017.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

12 Semi-Annual Report | July 31, 2017

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	9.68%	6.50%
1 Year	12.66%	10.59%
5 Year	11.36%	10.44%
10 Year	6.62%	6.39%
Commencement of Operations (2/27/07) to 7/31/17	5.91%	6.58%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 7/31/17	Market Price	$20.08
	NAV(2)	$22.16
NAV	Discount to NAV	-9.39%
Market Price	Market Price Yield(3)	7.57%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2017.

July 31, 2017 | Semi-Annual Report 13

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

Total Return(1)	Market Price	NAV
Six Months	7.15%	3.22%
1 Year	14.86%	9.62%
5 Year	5.64%	6.11%
10 Year	3.55%	3.14%
Commencement of Operations (2/28/05) to 7/31/17	4.08%	4.61%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 7/31/17	Market Price	$13.34
	NAV(2)	$14.58
NAV	Discount to NAV	-8.50%
Market Price	Market Price Yield(3)	4.94%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of expense reductions, if any. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at July 31, 2017.

14 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 62.4%
	Aerospace & Defense – 0.8%
$1,570	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23 (a)(b)	$1,786,856
	Auto Components – 0.6%
710	Meritor, Inc., 7.875%, 3/1/26	1,243,068
	Auto Manufacturers – 0.9%
1,920	Tesla, Inc., 0.25%, 3/1/19 (f)	2,091,600
	Biotechnology – 3.0%
700	AMAG Pharmaceuticals, Inc., 2.50%, 2/15/19 (f)	741,562
1,290	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19 (f)	1,375,462
	BioMarin Pharmaceutical, Inc. (f),
820	0.75%, 10/15/18	905,587
780	1.50%, 10/15/20	923,325
1,825	Illumina, Inc., 0.50%, 6/15/21 (f)	1,963,016
525	Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19 (f)	867,891
325	Novavax, Inc., 3.75%, 2/1/23 (a)(f)	137,313
		6,914,156
	Building Materials – 0.8%
1,530	Cemex S.A.B de C.V., 3.72%, 3/15/20	1,794,881
	Chemicals – 0.2%
305	RPM International, Inc., 2.25%, 12/15/20 (f)	354,753
	Commercial Services – 3.6%
1,440	Euronet Worldwide, Inc., 1.50%, 10/1/44 (f)	1,987,200
1,220	LendingTree, Inc., 0.625%, 6/1/22 (a)(b)	1,539,488
1,280	Live Nation Entertainment, Inc., 2.50%, 5/15/19 (f)	1,512,000
1,605	Macquarie Infrastructure Corp., 2.875%, 7/15/19 (f)	1,761,487
1,135	Square, Inc., 0.375%, 3/1/22 (a)(b)(f)	1,513,806
		8,313,981
	Computers – 0.7%
1,315	Lumentum Holdings, Inc., 0.25%, 3/15/24 (a)(b)	1,637,997
	Diversified Financial Services – 1.7%
1,775	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22 (a)(b)	2,000,203
1,245	Encore Capital Group, Inc., 3.25%, 3/15/22 (a)(b)	1,343,822
675	PRA Group, Inc., 3.00%, 8/1/20 (f)	653,906
		3,997,931
	Electrical Equipment – 0.8%
	SunPower Corp. (f),
1,115	0.875%, 6/1/21	906,634
1,035	4.00%, 1/15/23	934,088
		1,840,722
	Electronics – 0.8%
1,905	OSI Systems, Inc., 1.25%, 9/1/22 (a)(b)	1,930,003
	Energy-Alternate Sources – 0.8%
1,915	SolarCity Corp., 1.625%, 11/1/19 (f)	1,809,675

July 31, 2017 | Semi-Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources (continued)
$3,615	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)(c)(f)(g) (acquisition cost-$3,475,717; purchased 5/27/15-10/5/15)	$90,375
		1,900,050
	Engineering & Construction – 1.1%
1,125	Dycom Industries, Inc., 0.75%, 9/15/21 (f)	1,321,172
1,065	Tutor Perini Corp., 2.875%, 6/15/21	1,224,084
		2,545,256
	Healthcare-Products – 1.1%
955	NuVasive, Inc., 2.25%, 3/15/21 (f)	1,197,331
1,290	Wright Medical Group, Inc., 2.00%, 2/15/20	1,413,357
		2,610,688
	Healthcare-Services – 1.5%
555	Anthem, Inc., 2.75%, 10/15/42	1,416,291
495	Molina Healthcare, Inc., 1.625%, 8/15/44 (f)	617,512
715	Tivity Health, Inc., 1.50%, 7/1/18 (f)	1,461,728
		3,495,531
	Home Builders – 0.4%
825	CalAtlantic Group, Inc., 1.625%, 5/15/18 (f)	968,344
	Insurance – 1.8%
2,510	AmTrust Financial Services, Inc., 2.75%, 12/15/44 (f)	1,973,487
510	Fidelity National Financial, Inc., 4.25%, 8/15/18	1,411,425
815	HCI Group, Inc., 4.25%, 3/1/37 (a)(b)(f)	776,288
		4,161,200
	Internet – 5.6%
1,530	Altaba, Inc., zero coupon, 12/1/18 (f)	1,809,225
1,145	Ctrip.com International Ltd., 1.25%, 9/15/22 (a)(b)(f)	1,297,428
1,830	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	1,996,988
1,160	Palo Alto Networks, Inc., zero coupon, 7/1/19 (f)	1,510,900
1,310	Pandora Media, Inc., 1.75%, 12/1/20 (f)	1,253,506
2,625	Priceline Group, Inc., 0.90%, 9/15/21	3,131,953
600	VeriSign, Inc., 4.452%, 8/15/37 (f)	1,781,250
		12,781,250
	Iron/Steel – 0.4%
635	AK Steel Corp., 5.00%, 11/15/19 (f)	863,203
	Media – 2.9%
2,125	DISH Network Corp., 3.375%, 8/15/26 (a)(b)	2,650,937
1,820	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)(f)	2,259,075
1,610	Liberty Media Corp-Liberty Formula One, 1.00%, 1/30/23 (a)(b)	1,827,350
		6,737,362
	Metal Fabricate/Hardware – 0.5%
1,055	RTI International Metals, Inc., 1.625%, 10/15/19	1,175,006
	Mining – 0.1%
205	Royal Gold, Inc., 2.875%, 6/15/19 (f)	228,063

16 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 4.4%
$1,420	Alon USA Energy, Inc., 3.00%, 9/15/18 (f)	$1,614,363
890	Chesapeake Energy Corp., 5.50%, 9/15/26 (a)(b)(f)	845,500
740	Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (a)(b)(f)	587,375
2,620	Nabors Industries, Inc., 0.75%, 1/15/24 (a)(b)(f)	2,068,163
1,635	Oasis Petroleum, Inc., 2.625%, 9/15/23 (f)	1,607,409
765	PDC Energy, Inc., 1.125%, 9/15/21 (f)	723,403
1,690	SM Energy Co., 1.50%, 7/1/21 (f)	1,576,981
1,020	Weatherford International Ltd., 5.875%, 7/1/21 (f)	1,085,025
		10,108,219
	Pharmaceuticals – 5.2%
650	Depomed, Inc., 2.50%, 9/1/21 (f)	578,500
610	DexCom, Inc., 0.75%, 5/15/22 (a)(b)	604,662
395	Flexion Therapeutics, Inc., 3.375%, 5/1/24 (a)(b)	436,969
1,360	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (f)	1,190,000
1,945	Impax Laboratories, Inc., 2.00%, 6/15/22 (f)	1,715,247
735	Ironwood Pharmaceuticals, Inc., 2.25%, 6/15/22	948,150
1,620	Jazz Investments I Ltd., 1.875%, 8/15/21	1,773,900
1,875	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (a)(b)	1,916,016
1,480	Pacira Pharmaceuticals, Inc., 2.375%, 4/1/22 (a)(b)(f)	1,493,875
185	Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19 (a)(b)(f)	285,594
960	Teva Pharmaceutical Finance Co. LLC, Ser. C, 0.25%, 2/1/26 (f)	1,032,000
		11,974,913
	Pipelines – 0.7%
2,415	Cheniere Energy, Inc., 4.25%, 3/15/45 (f)	1,667,859
	Retail – 0.5%
	RH (a)(b)(f),
710	zero coupon, 6/15/19	634,563
680	zero coupon, 7/15/20	563,550
		1,198,113
	Semiconductors – 8.9%
540	Advanced Micro Devices, Inc., 2.125%, 9/1/26 (f)	1,013,850
1,460	Cypress Semiconductor Corp., 4.50%, 1/15/22	1,842,337
	Inphi Corp. (f),
980	0.75%, 9/1/21 (a)(b)	993,475
170	1.125%, 12/1/20	203,575
1,000	Integrated Device Technology, Inc., 0.875%, 11/15/22 (f)	1,063,750
1,890	Intel Corp., 3.25%, 8/1/39 (f)	3,261,441
625	Lam Research Corp., 1.25%, 5/15/18	1,650,000
2,805	Microchip Technology, Inc., 1.625%, 2/15/27 (a)(b)	3,120,562
2,710	Micron Technology, Inc., Ser. G, 3.00%, 11/15/43 (f)	2,928,494
1,650	Synaptics, Inc., 0.50%, 6/15/22 (a)(b)	1,697,438
1,210	Teradyne, Inc., 1.25%, 12/15/23 (a)(b)	1,535,944
1,025	Veeco Instruments, Inc., 2.70%, 1/15/23	1,103,156
		20,414,022

July 31, 2017 | Semi-Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Software – 8.6%
$725	Evolent Health, Inc., 2.00%, 12/1/21 (a)(b)(f)	$925,281
1,690	HubSpot, Inc., 0.25%, 6/1/22 (a)(b)	1,736,475
1,040	Medidata Solutions, Inc., 1.00%, 8/1/18	1,435,200
1,555	Nice Systems, Inc., 1.25%, 1/15/24 (a)(b)	1,678,428
	Nuance Communications, Inc. (f),
1,405	1.25%, 4/1/25 (a)(b)	1,422,563
975	1.50%, 11/1/35	1,004,859
1,525	Proofpoint, Inc., 0.75%, 6/15/20	1,910,063
1,900	PROS Holdings, Inc., 2.00%, 6/1/47 (a)(b)	1,748,000
1,490	RealPage, Inc., 1.50%, 11/15/22 (a)(b)	1,701,394
1,465	Salesforce.com, Inc., 0.25%, 4/1/18 (f)	2,028,109
1,755	ServiceNow, Inc., zero coupon, 6/1/22 (a)(b)	1,838,363
935	Synchronoss Technologies, Inc., 0.75%, 8/15/19 (f)	888,834
1,515	Verint Systems, Inc., 1.50%, 6/1/21 (f)	1,474,284
		19,791,853
	Telecommunications – 2.4%
	Finisar Corp. (f),
775	0.50%, 12/15/33	883,500
1,315	0.50%, 12/15/36 (a)(b)	1,314,178
1,495	Gogo, Inc., 3.75%, 3/1/20 (f)	1,393,153
	Viavi Solutions, Inc.,
1,170	0.625%, 8/15/33	1,322,100
525	1.00%, 3/1/24 (a)(b)	565,032
		5,477,963
	Transportation – 1.6%
1,520	Atlas Air Worldwide Holdings, Inc., 1.875%, 6/1/24	1,809,750
1,650	Greenbrier Cos., Inc., 2.875%, 2/1/24 (a)(b)	1,791,281
		3,601,031
Total Convertible Bonds & Notes (cost-$153,155,185)		143,605,874

Shares
Common Stock – 35.3%
	Aerospace & Defense – 0.9%
8,400	Boeing Co. (f)	2,036,664
	Automobiles – 0.5%
104,700	Ford Motor Co. (f)	1,174,734
	Banks – 1.2%
36,000	Bank of America Corp. (f)	868,320
8,500	JPMorgan Chase & Co.	780,300
20,300	Wells Fargo & Co. (f)	1,094,982
		2,743,602
	Beverages – 1.1%
17,860	Coca-Cola Co. (f)	818,703
14,200	PepsiCo, Inc.	1,655,862
		2,474,565

18 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Biotechnology – 3.2%
25,200	AbbVie, Inc. (f)	$1,761,732
9,300	Amgen, Inc. (f)	1,622,943
4,200	Biogen, Inc. (f)(h)	1,216,278
2,100	Bioverativ, Inc. (f)(h)	130,137
18,600	Gilead Sciences, Inc. (f)	1,415,274
1,843	Regeneron Pharmaceuticals, Inc. (f)(h)	906,056
1,500	Vertex Pharmaceuticals, Inc. (f)(h)	227,730
		7,280,150
	Building Products – 0.5%
30,252	Johnson Controls International PLC (f)	1,178,315
	Chemicals – 1.0%
21,400	Chemours Co.	1,018,854
11,900	Monsanto Co. (f)	1,390,158
		2,409,012
	Construction & Engineering – 0.3%
15,300	Fluor Corp. (f)	664,479
	Diversified Telecommunication Services – 0.5%
25,100	Verizon Communications, Inc. (f)	1,214,840
	Electronic Equipment, Instruments & Components – 0.8%
16,300	Amphenol Corp., Class A (f)	1,248,906
19,700	Corning, Inc. (f)	574,058
		1,822,964
	Energy Equipment & Services – 0.4%
15,000	Schlumberger Ltd. (f)	1,029,000
	Food & Staples Retailing – 1.8%
8,400	Costco Wholesale Corp.	1,331,484
37,600	Kroger Co. (f)	921,952
22,400	Walgreens Boots Alliance, Inc. (f)	1,807,008
		4,060,444
	Food Products – 0.3%
11,414	Tyson Foods, Inc., Class A (f)	723,191
	Health Care Equipment & Supplies – 0.6%
21,400	Baxter International, Inc. (f)	1,294,272
	Health Care Providers & Services – 1.9%
20,825	Envision Healthcare Corp. (f)(h)	1,175,155
9,300	McKesson Corp. (f)	1,505,391
9,500	UnitedHealth Group, Inc.	1,822,195
		4,502,741
	Hotels, Restaurants & Leisure – 1.5%
9,100	McDonald’s Corp. (f)	1,411,774
19,900	MGM Resorts International (f)	655,307
25,700	Starbucks Corp. (f)	1,387,286
		3,454,367

July 31, 2017 | Semi-Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Household Durables – 0.2%
10,000	Lennar Corp., Class A (f)	$524,400
	Household Products – 0.4%
11,100	Procter & Gamble Co.	1,008,102
	Industrial Conglomerates – 1.0%
7,100	3M Co.	1,428,307
35,500	General Electric Co. (f)	909,155
		2,337,462
	Insurance – 0.7%
13,400	Prudential Financial, Inc.	1,517,282
	Internet & Catalog Retail – 1.0%
2,250	Amazon.com, Inc. (f)(h)	2,222,505
	Internet Software & Services – 2.6%
7,900	Alibaba Group Holding Ltd., ADR (f)(h)	1,224,105
2,400	Alphabet, Inc., Class A (f)(h)	2,269,200
14,700	Facebook, Inc., Class A (f)(h)	2,487,975
		5,981,280
	IT Services – 1.2%
7,400	International Business Machines Corp. (f)	1,070,558
18,100	Visa, Inc., Class A	1,802,036
		2,872,594
	Machinery – 1.1%
11,300	Caterpillar, Inc. (f)	1,287,635
9,500	Deere & Co. (f)	1,218,660
		2,506,295
	Media – 1.7%
44,000	Comcast Corp., Class A (f)	1,779,800
13,573	LiveStyle, Inc. (d)(h)	1
18,700	Walt Disney Co. (f)	2,055,691
		3,835,492
	Multi-Line Retail – 0.6%
25,100	Target Corp. (f)	1,422,417
	Oil, Gas & Consumable Fuels – 0.7%
8,100	Occidental Petroleum Corp. (f)	501,633
15,200	Valero Energy Corp. (f)	1,048,344
		1,549,977
	Pharmaceuticals – 0.5%
20,300	Bristol-Myers Squibb Co. (f)	1,155,070
	Road & Rail – 0.7%
14,900	Union Pacific Corp.	1,534,104
	Semiconductors & Semiconductor Equipment – 2.4%
4,100	Broadcom Ltd. (f)	1,011,306
48,300	Intel Corp. (f)	1,713,201
2,400	NVIDIA Corp.	390,024

20 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment (continued)
17,200	QUALCOMM, Inc. (f)	$914,868
19,100	Texas Instruments, Inc. (f)	1,554,358
		5,583,757
	Software – 2.1%
9,600	Adobe Systems, Inc. (f)(h)	1,406,304
34,500	Microsoft Corp. (f)	2,508,150
19,300	Oracle Corp. (f)	963,649
		4,878,103
	Specialty Retail – 0.8%
12,300	Home Depot, Inc. (f)	1,840,080
	Technology Hardware, Storage & Peripherals – 1.1%
16,800	Apple, Inc. (f)	2,498,664
Total Common Stock (cost-$88,922,874)		81,330,924

Principal Amount (000s)
Corporate Bonds & Notes – 33.1%
	Aerospace & Defense – 1.1%
$1,000	KLX, Inc., 5.875%, 12/1/22 (a)(b)(f)	1,055,000
435	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	445,875
1,000	TransDigm, Inc., 6.50%, 5/15/25 (f)	1,055,000
		2,555,875
	Apparel & Textiles – 0.1%
165	Hanesbrands, Inc., 4.625%, 5/15/24 (a)(b)	169,331
	Banks – 0.4%
160	CIT Group, Inc., 5.00%, 8/15/22 (f)	173,392
680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24	722,232
		895,624
	Building Materials – 0.3%
565	Builders FirstSource, Inc., 5.625%, 9/1/24 (a)(b)	595,369
	Chemicals – 1.5%
1,000	Chemours Co., 7.00%, 5/15/25 (f)	1,120,000
305	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	329,400
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (a)(b)(f)	1,042,500
540	Tronox Finance LLC, 7.50%, 3/15/22 (a)(b)	568,350
365	Univar USA, Inc., 6.75%, 7/15/23 (a)(b)(f)	384,162
		3,444,412
	Commercial Services – 1.8%
	Cardtronics, Inc.,
1,000	5.125%, 8/1/22 (f)	1,025,000
190	5.50%, 5/1/25 (a)(b)	196,175
350	Cenveo Corp., 6.00%, 5/15/24 (a)(b)(f)	312,375
300	Gartner, Inc., 5.125%, 4/1/25 (a)(b)	318,000

July 31, 2017 | Semi-Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Commercial Services (continued)
$365	KAR Auction Services, Inc., 5.125%, 6/1/25 (a)(b)	$381,425
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (f)	894,412
1,000	United Rentals North America, Inc., 5.50%, 7/15/25 (f)	1,058,750
		4,186,137
	Computers – 0.6%
520	Dell International LLC, 7.125%, 6/15/24 (a)(b)(f)	578,946
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	496,250
310	Western Digital Corp., 10.50%, 4/1/24	367,737
		1,442,933
	Distribution/Wholesale – 0.5%
1,000	H&E Equipment Services, Inc., 7.00%, 9/1/22 (f)	1,040,000
	Diversified Financial Services – 2.4%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19 (f)	1,312,500
1,000	International Lease Finance Corp., 8.25%, 12/15/20 (f)	1,184,050
1,000	Nationstar Mortgage LLC, 7.875%, 10/1/20 (f)	1,026,225
1,000	Navient Corp., 8.45%, 6/15/18 (f)	1,052,700
1,000	Springleaf Finance Corp., 6.90%, 12/15/17 (f)	1,017,500
		5,592,975
	Electric Utilities – 0.8%
1,000	NRG Energy, Inc., 6.25%, 5/1/24 (f)	1,042,500
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (f)	725,000
		1,767,500
	Engineering & Construction – 0.4%
500	AECOM, 5.875%, 10/15/24 (f)	548,125
435	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	468,713
		1,016,838
	Entertainment – 1.0%
185	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (f)	190,763
	Cedar Fair L.P.,
750	5.375%, 6/1/24 (f)	791,250
190	5.375%, 4/15/27 (a)(b)	200,925
1,000	International Game Technology PLC, 6.25%, 2/15/22 (a)(b)(f)	1,100,000
		2,282,938
	Equity Real Estate Investment Trusts (REITs) – 0.1%
	CyrusOne L.P. (a)(b),
210	5.00%, 3/15/24	218,925
60	5.375%, 3/15/27	63,525
		282,450
	Food & Beverage – 0.9%
170	Albertsons Cos. LLC, 6.625%, 6/15/24 (a)(b)	161,500
380	Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (a)(b)	399,156
495	Post Holdings, Inc., 5.75%, 3/1/27 (a)(b)	527,175
1,000	SUPERVALU, Inc., 6.75%, 6/1/21 (f)	997,500
		2,085,331

22 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Products – 0.3%
$260	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(b)	$268,450
360	Hologic, Inc., 5.25%, 7/15/22 (a)(b)(f)	381,600
		650,050
	Healthcare-Services – 2.0%
1,000	Community Health Systems, Inc., 6.875%, 2/1/22 (f)	855,000
310	DaVita, Inc., 5.125%, 7/15/24 (f)	319,300
185	Envision Healthcare Corp., 6.25%, 12/1/24 (a)(b)	199,800
1,000	HCA, Inc., 7.50%, 2/15/22 (f)	1,157,500
1,000	Kindred Healthcare, Inc., 8.75%, 1/15/23 (f)	1,001,250
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (f)	1,077,500
		4,610,350
	Home Builders – 0.8%
375	Beazer Homes USA, Inc., 8.75%, 3/15/22	419,464
365	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(b)(f)	378,687
1,000	KB Home, 8.00%, 3/15/20 (f)	1,126,250
		1,924,401
	Internet – 0.2%
305	Symantec Corp., 5.00%, 4/15/25 (a)(b)	320,250
90	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)	95,625
		415,875
	Iron/Steel – 0.4%
	AK Steel Corp.,
205	7.00%, 3/15/27	215,506
265	7.50%, 7/15/23 (f)	291,169
445	United States Steel Corp., 8.375%, 7/1/21 (a)(b)	493,394
		1,000,069
	Lodging – 1.0%
1,000	MGM Resorts International, 6.625%, 12/15/21 (f)	1,127,500
1,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)(f)	1,054,790
		2,182,290
	Machinery-Construction & Mining – 0.2%
360	Terex Corp., 5.625%, 2/1/25 (a)(b)	375,750
	Machinery-Diversified – 0.2%
250	Tennant Co., 5.625%, 5/1/25 (a)(b)	267,187
250	Zebra Technologies Corp., 7.25%, 10/15/22	266,563
		533,750
	Media – 2.5%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20 (f)	1,123,500
	CCO Holdings LLC,
125	5.125%, 5/1/27 (a)(b)	129,531
500	5.75%, 1/15/24 (f)	527,500
1,000	Clear Channel Worldwide Holdings, Inc., Ser. B, 6.50%, 11/15/22 (f)	1,041,250
425	CSC Holdings LLC, 6.75%, 11/15/21 (f)	474,156
750	DISH DBS Corp., 5.875%, 7/15/22 (f)	818,205

July 31, 2017 | Semi-Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Media (continued)
$500	LIN Television Corp., 5.875%, 11/15/22	$526,875
1,000	Mediacom Broadband LLC, 6.375%, 4/1/23 (f)	1,052,500
		5,693,517
	Metal Fabricate/Hardware – 0.1%
270	Park-Ohio Industries, Inc., 6.625%, 4/15/27 (a)(b)	286,200
	Mining – 0.6%
305	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)	337,788
560	Freeport-McMoRan, Inc., 3.55%, 3/1/22	544,600
	Hudbay Minerals, Inc. (a)(b),
80	7.25%, 1/15/23	87,100
270	7.625%, 1/15/25	297,675
		1,267,163
	Miscellaneous Manufacturing – 0.1%
285	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	304,238
	Oil, Gas & Consumable Fuels – 4.1%
235	AmeriGas Partners L.P., 5.875%, 8/20/26	242,050
1,000	BreitBurn Energy Partners L.P., 8.625%, 10/15/20 (c)(f)	225,000
250	Callon Petroleum Co., 6.125%, 10/1/24	261,250
560	Calumet Specialty Products Partners L.P., 6.50%, 4/15/21 (f)	513,800
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (f)	998,750
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20 (f)	1,017,500
2,030	Cobalt International Energy, Inc., 10.75%, 12/1/21 (a)(b)(f)	2,004,625
1,000	CVR Refining LLC, 6.50%, 11/1/22 (f)	1,020,000
1,000	Rice Energy, Inc., 6.25%, 5/1/22 (f)	1,046,250
1,000	Sanchez Energy Corp., 6.125%, 1/15/23 (f)	823,125
1,000	Sunoco L.P., 6.375%, 4/1/23 (f)	1,057,500
165	Weatherford International Ltd., 8.25%, 6/15/23	167,887
		9,377,737
	Paper & Forest Products – 0.2%
525	Mercer International, Inc., 7.75%, 12/1/22	563,719
	Pharmaceuticals – 1.0%
615	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)(f)	528,900
1,000	Horizon Pharma, Inc., 6.625%, 5/1/23 (f)	952,500
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (a)(b)(f)	855,000
		2,336,400
	Pipelines – 1.0%
1,000	Energy Transfer Equity L.P., 5.875%, 1/15/24 (f)	1,082,500
1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24 (f)	1,125,825
		2,208,325
	Real Estate – 0.8%
500	Equinix, Inc., 5.375%, 1/1/22 (f)	525,000
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (f)	1,031,250
360	Uniti Group L.P., 8.25%, 10/15/23 (f)	372,600
		1,928,850

24 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Retail – 0.5%
$500	Dollar Tree, Inc., 5.75%, 3/1/23 (f)	$531,875
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(f)	557,500
		1,089,375
	Semiconductors – 1.3%
1,000	Amkor Technology, Inc., 6.375%, 10/1/22 (f)	1,043,750
1,000	Micron Technology, Inc., 5.875%, 2/15/22 (f)	1,041,250
500	Qorvo, Inc., 7.00%, 12/1/25	571,250
400	Sensata Technologies BV, 5.625%, 11/1/24 (a)(b)(f)	436,500
		3,092,750
	Software – 0.3%
340	Camelot Finance S.A., 7.875%, 10/15/24 (a)(b)	370,600
290	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	309,575
		680,175
	Telecommunications – 3.5%
390	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(f)	395,850
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (f)	985,000
700	Frontier Communications Corp., 10.50%, 9/15/22 (f)	659,750
355	GTT Communications, Inc., 7.875%, 12/31/24 (a)(b)	382,512
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (f)	1,151,250
500	Level 3 Financing, Inc., 5.375%, 5/1/25 (f)	532,500
1,000	Sprint Communications, Inc., 6.00%, 11/15/22 (f)	1,057,500
1,000	T-Mobile USA, Inc., 6.836%, 4/28/23 (f)	1,063,750
1,000	West Corp., 5.375%, 7/15/22 (a)(b)(f)	1,015,100
1,000	Windstream Services LLC, 7.50%, 6/1/22 (f)	860,000
		8,103,212
	Transportation – 0.1%
200	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)(f)	208,500
Total Corporate Bonds & Notes (cost-$76,011,821)		76,190,409

Shares
Convertible Preferred Stock – 10.9%
	Banks – 1.2%
2,000	Wells Fargo & Co., Ser. L, 7.50% (e)	2,655,000
	Commercial Services & Supplies – 0.6%
23,485	Stericycle, Inc., 5.25%, 9/15/18 (f)	1,479,790
	Computers – 0.4%
591	NCR Corp., Ser. A, 5.50%, PIK (e)(f)	869,361
	Diversified Telecommunication Services – 0.3%
24,375	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18 (f)	618,394
	Electric Utilities – 0.3%
11,470	NextEra Energy, Inc., 6.123%, 9/1/19	637,273

July 31, 2017 | Semi-Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Equity Real Estate Investment Trusts (REITs) – 1.6%
14,540	American Tower Corp., 5.50%, 2/15/18 (f)	$1,777,544
1,800	Crown Castle International Corp., Ser. A, 6.875%, 8/1/20	1,920,915
		3,698,459
	Food & Beverage – 0.3%
4,595	Post Holdings, Inc., 2.50% (e)(f)	723,138
	Hand/Machine Tools – 0.8%
17,475	Stanley Black & Decker, Inc., 5.375%, 5/15/20	1,875,592
	Health Care Providers & Services – 0.8%
37,540	Anthem, Inc., 5.25%, 5/1/18 (f)	1,932,559
	Healthcare-Products – 0.8%
33,275	Becton Dickinson and Co., Ser. A, 6.125%, 5/1/20	1,868,058
	Independent Power Producers & Energy Traders – 0.2%
6,130	Dynegy, Inc., 7.00%, 7/1/19 (f)	395,079
	Oil, Gas & Consumable Fuels – 0.7%
20,135	Hess Corp., 8.00%, 2/1/19 (f)	1,132,594
27,685	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18 (f)	382,883
		1,515,477
	Pharmaceuticals – 2.3%
4,560	Allergan PLC, Ser. A, 5.50%, 3/1/18 (f)	4,076,686
2,310	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (f)	1,339,915
		5,416,601
	Wireless Telecommunication Services – 0.6%
13,960	T-Mobile U.S., Inc., 5.50%, 12/15/17 (f)	1,399,490
Total Convertible Preferred Stock (cost-$31,272,779)		25,084,271
Preferred Stock (a)(d)(h) – 0.6%
	Media – 0.6%
1,248	LiveStyle, Inc., Ser. A	124,800
11,496	LiveStyle, Inc., Ser. B	1,149,600
1,250	LiveStyle, Inc., Ser. B	13
Total Preferred Stock (cost-$2,499,840)		1,274,413

Units
Warrants (a)(d)(h) – 0.0%
	Commercial Services – 0.0%
37,000	Cenveo Corp., strike price $12.00, expires 6/10/24	8,385
	Media – 0.0%
3,000	LiveStyle, Inc. Ser. C, expires 11/30/21	–
Total Warrants (cost-$10,113)		8,385

26 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 3.6%
$8,248	State Street Bank and Trust Co., dated 7/31/17, 0.12%, due 8/1/17, proceeds $8,248,027; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $8,416,015 including accrued interest (cost-$8,248,000)	$8,248,000
Total Investments, before options written (cost-$360,120,612) – 145.9%		335,742,276

Contracts
Options Written – (0.0)%
	Call Options Written (CBOE) (h) – (0.0)%
125	AbbVie, Inc., strike price $77.50, expires 8/18/17	(1,937)
55	Adobe Systems, Inc., strike price $155.00, expires 8/18/17	(1,925)
40	Alibaba Group Holding Ltd., strike price $177.50, expires 8/18/17	(1,520)
10	Alphabet, Inc., strike price $1,060.00, expires 8/18/17	(675)
13	Amazon.com, Inc., strike price $1,200.00, expires 9/15/17	(877)
45	Amgen, Inc., strike price $185.00, expires 8/18/17	(450)
80	Amphenol Corp., strike price $80.00, expires 8/18/17	(800)
85	Apple, Inc., strike price $162.50, expires 8/18/17	(2,763)
130	Baxter International, Inc., strike price $65.00, expires 8/18/17	(845)
10	Bioverativ, Inc., strike price $70.00, expires 8/18/17	(350)
20	Broadcom Ltd., strike price $272.50, expires 8/18/17	(550)
60	Caterpillar, Inc., strike price $115.00, expires 8/18/17	(7,680)
125	Coca-Cola Co., strike price $46.50, expires 8/18/17	(1,938)
265	Comcast Corp., strike price $42.50, expires 8/18/17	(2,253)
50	Corning, Inc., strike price $33.00, expires 8/18/17	(75)
55	Deere & Co., strike price $130.00, expires 8/18/17	(13,145)
80	Facebook, Inc., strike price $180.00, expires 8/18/17	(3,800)
75	Home Depot, Inc., strike price $165.00, expires 8/18/17	(262)
65	McDonald’s Corp., strike price $160.00, expires 8/18/17	(2,275)
75	MGM Resorts International, strike price $37.00, expires 8/18/17	(375)
205	Microsoft Corp., strike price $80.00, expires 8/18/17	(410)
115	Texas Instruments, Inc., strike price $85.00, expires 8/18/17	(2,300)
75	Valero Energy Corp., strike price $72.50, expires 8/18/17	(900)
Total Call Options Written (cost-$84,372)		(48,105)
Total Investments, net of options written (cost-$360,036,240) – 145.9%		335,694,171
Other liabilities in excess of other assets – (45.9)%		(105,545,239)
Net Assets – 100.0%		$230,148,932

July 31, 2017 | Semi-Annual Report 27

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $77,175,762, representing 33.5% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $75,755,651, representing 32.9% of net assets.

(c)          In default.

(d)         Fair-Valued–Securities with an aggregate value of $1,282,799, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           All or partial amount segregated for the benefit of the counterparty as collateral for options written and long-term and short-term loan financing.

(g)          Restricted. The aggregate acquisition cost of such security is $3,475,717. The aggregate value is $90,375, representing less than 0.05% of net assets.

(h)         Non-income producing.

(i)             Transactions in options written for the six months ended July 31, 2017:

	Contracts	Premiums
Options outstanding, January 31, 2017	2,136	$79,800
Options written	7,345	308,720
Options terminated in closing transactions	(2,170)	(93,366)
Options expired	(5,453)	(210,782)
Options outstanding, July 31, 2017	1,858	$84,372

(k)         Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/17
Investments in Securities – Assets
Convertible Bonds & Notes:
Insurance	$–	$2,749,775	$1,411,425	$4,161,200
All Other	–	139,444,674	–	139,444,674
Common Stock:
Media	3,835,491	–	1	3,835,492
All Other	77,495,432	–	–	77,495,432
Corporate Bonds & Notes	–	76,190,409	–	76,190,409
Convertible Preferred Stock:
Computers	–	869,361	–	869,361
Equity Real Estate Investment Trusts (REITs)	1,920,915	1,777,544	–	3,698,459
Food & Beverage	–	723,138	–	723,138
Healthcare-Products	–	1,868,058	–	1,868,058
Pharmaceuticals	4,076,686	1,339,915	–	5,416,601
All Other	12,508,654	–	–	12,508,654
Preferred Stock	–	–	1,274,413	1,274,413
Warrants	–	–	8,385	8,385
Repurchase Agreements	–	8,248,000	–	8,248,000
	99,837,178	233,210,874	2,694,224	335,742,276

28 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/17
Investments in Securities – Liabilities
Options Written:
Market Price	$(48,105)	$–	$–	$(48,105)
Totals	$99,789,073	$233,210,874	$2,694,224	$335,694,171

At July 31, 2017, a security valued at $1,777,544 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2017, which was not available on July 31, 2017.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2017, was as follows:

	Beginning Balance 1/31/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/17
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$1,355,503	$(190,837)	–	$18,676	$228,083	–	–	$1,411,425
Common Stock:
Media	1	–	–	–	–	–	–	–	1
Preferred Stock	1,165,086	–	–	–	–	109,327	–	–	1,274,413
Warrants	10,634	–	–	–	–	(2,249)	–	–	8,385
Totals	$1,175,721	$1,355,503	$(190,837)	–	$18,676	$335,161	–	–	$2,694,224

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2017:

	Ending Balance at 7/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Bonds & Notes	$1,411,425	Third-Party Pricing Vendor	Single Broker Quote	$276.75
Common Stock	1	Model Price	Proprietary Data Used in Model	$0.0001
Preferred Stock	1,274,400	Model Price	Proprietary Data Used in Model	$100.00
Preferred Stock	13	Liquidation Value	Price of Stock	$0.01*
Warrants	8,385	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.22663

*                 Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2017, was $335,161. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

July 31, 2017 | Semi-Annual Report 29

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

July 31, 2017 (unaudited) (continued)

(l)             The following is a summary of the Fund’s derivatives categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2017:

Location	Market Price
Liability derivatives:
Options written, at value	$(48,105)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2017:

Location	Market Price
Net realized loss on:
Options written	$(180,279)
Net change in unrealized appreciation/depreciation of:
Options written	$17,328

The average volume (based on the open positions at each fiscal month-end) of derivative activity during the six months ended July 31, 2017 was 1,494 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
CBOE	-	Chicago Board Options Exchange
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

30 Semi-Annual Report | July 31, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited)

Shares		Value
Common Stock – 64.3%
	Aerospace & Defense – 2.0%
42,300	Boeing Co.	$10,256,058
15,390	United Technologies Corp.	1,824,792
		12,080,850
	Automobiles – 1.0%
547,300	Ford Motor Co.	6,140,706
	Banks – 1.9%
96,000	Bank of America Corp.	2,315,520
42,700	JPMorgan Chase & Co.	3,919,860
101,000	Wells Fargo & Co.	5,447,940
		11,683,320
	Beverages – 2.0%
90,718	Coca-Cola Co. (e)	4,158,513
72,000	PepsiCo, Inc.	8,395,920
		12,554,433
	Biotechnology – 4.9%
138,100	AbbVie, Inc. (e)	9,654,571
52,700	Amgen, Inc. (e)	9,196,677
9,700	Biogen, Inc. (i)	2,809,023
4,850	Bioverativ, Inc. (e)(i)	300,554
91,000	Gilead Sciences, Inc.	6,924,190
7,600	Vertex Pharmaceuticals, Inc. (i)	1,153,832
		30,038,847
	Building Products – 0.8%
133,544	Johnson Controls International PLC	5,201,539
	Chemicals – 1.4%
46,400	Chemours Co.	2,209,104
56,400	Monsanto Co.	6,588,648
		8,797,752
	Construction & Engineering – 0.1%
15,200	Fluor Corp.	660,136
	Diversified Telecommunication Services – 1.1%
140,400	Verizon Communications, Inc.	6,795,360
	Electric Utilities – 0.6%
97,185	Exelon Corp.	3,726,073
	Electronic Equipment, Instruments & Components – 1.9%
77,100	Amphenol Corp., Class A (e)	5,907,402
208,900	Corning, Inc. (e)	6,087,346
		11,994,748
	Energy Equipment & Services – 1.7%
103,271	Baker Hughes a GE Co.	3,809,667
53,600	National Oilwell Varco, Inc.	1,753,256
72,000	Schlumberger Ltd.	4,939,200
		10,502,123

July 31, 2017 | Semi-Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Food & Staples Retailing – 2.9%
44,900	Costco Wholesale Corp.	$7,117,099
182,400	Kroger Co.	4,472,448
74,100	Walgreens Boots Alliance, Inc.	5,977,647
		17,567,194
	Health Care Equipment & Supplies – 0.9%
93,300	Baxter International, Inc. (e)	5,642,784
	Health Care Providers & Services – 2.6%
46,400	McKesson Corp.	7,510,768
44,400	UnitedHealth Group, Inc.	8,516,364
		16,027,132
	Hotels, Restaurants & Leisure – 2.5%
46,400	McDonald’s Corp. (e)	7,198,496
33,700	MGM Resorts International (e)	1,109,741
128,900	Starbucks Corp.	6,958,022
		15,266,259
	Household Products – 0.9%
57,900	Procter & Gamble Co.	5,258,478
	Industrial Conglomerates – 2.0%
37,100	3M Co.	7,463,407
184,485	General Electric Co.	4,724,661
		12,188,068
	Insurance – 1.2%
67,300	Prudential Financial, Inc.	7,620,379
	Internet & Catalog Retail – 1.8%
11,300	Amazon.com, Inc. (e)(i)	11,161,914
	Internet Software & Services – 5.5%
55,700	Alibaba Group Holding Ltd., ADR (e)(i)	8,630,715
12,400	Alphabet, Inc., Class A (e)(i)	11,724,200
78,100	Facebook, Inc., Class A (e)(i)	13,218,425
		33,573,340
	IT Services – 2.4%
42,400	International Business Machines Corp.	6,134,008
85,600	Visa, Inc., Class A	8,522,336
		14,656,344
	Machinery – 2.1%
57,700	Caterpillar, Inc. (e)	6,574,915
47,800	Deere & Co. (e)	6,131,784
		12,706,699
	Media – 3.0%
222,800	Comcast Corp., Class A (e)	9,012,260
88,200	Walt Disney Co.	9,695,826
		18,708,086

32 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Metals & Mining – 0.1%
23,400	Freeport-McMoRan, Inc. (i)	$342,108
	Multi-Line Retail – 1.6%
126,482	Macy’s, Inc.	3,003,948
118,000	Target Corp.	6,687,060
		9,691,008
	Oil, Gas & Consumable Fuels – 1.7%
83,400	Occidental Petroleum Corp.	5,164,962
72,400	Valero Energy Corp. (e)	4,993,428
		10,158,390
	Pharmaceuticals – 0.9%
99,100	Bristol-Myers Squibb Co.	5,638,790
	Road & Rail – 0.9%
51,300	Union Pacific Corp.	5,281,848
	Semiconductors & Semiconductor Equipment – 4.8%
13,000	Broadcom Ltd. (e)	3,206,580
275,700	Intel Corp.	9,779,079
12,200	NVIDIA Corp.	1,982,622
128,100	QUALCOMM, Inc.	6,813,639
96,000	Texas Instruments, Inc. (e)	7,812,480
		29,594,400
	Software – 3.6%
37,300	Adobe Systems, Inc. (e)(i)	5,464,077
166,900	Microsoft Corp. (e)	12,133,630
96,500	Oracle Corp.	4,818,245
		22,415,952
	Specialty Retail – 1.4%
57,800	Home Depot, Inc. (e)	8,646,880
	Technology Hardware, Storage & Peripherals – 2.1%
84,800	Apple, Inc. (e)	12,612,304
Total Common Stock (cost-$437,669,118)		394,934,244

Principal Amount (000s)
Convertible Bonds & Notes – 23.9%
	Apparel & Textiles – 0.4%
$2,595	Iconix Brand Group, Inc., 1.50%, 3/15/18	2,543,100
	Auto Components – 0.7%
2,525	Meritor, Inc., 7.875%, 3/1/26	4,420,770
	Auto Manufacturers – 0.7%
	Tesla, Inc.,
2,820	0.25%, 3/1/19	3,072,038
1,000	2.375%, 3/15/22	1,186,250
		4,258,288

July 31, 2017 | Semi-Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Biotechnology – 0.8%
$1,210	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	$1,432,338
1,500	Illumina, Inc., 0.50%, 6/15/21	1,613,437
700	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	756,000
1,205	Medicines Co., 2.75%, 7/15/23	1,288,597
		5,090,372
	Commercial Services – 0.3%
1,505	Live Nation Entertainment, Inc., 2.50%, 5/15/19	1,777,781
	Computers – 0.4%
690	Carbonite, Inc., 2.50%, 4/1/22 (a)(b)	803,850
1,500	Electronics For Imaging, Inc., 0.75%, 9/1/19	1,621,875
		2,425,725
	Diversified Financial Services – 0.8%
1,000	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22 (a)(b)	1,126,875
410	Encore Capital Group, Inc., 3.25%, 3/15/22 (a)(b)	442,544
3,625	PRA Group, Inc., 3.00%, 8/1/20	3,511,718
		5,081,137
	Electric Utilities – 0.4%
2,265	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	2,263,584
	Electrical Equipment – 0.6%
	SunPower Corp.,
2,100	0.875%, 6/1/21	1,707,563
2,135	4.00%, 1/15/23	1,926,837
		3,634,400
	Energy-Alternate Sources – 0.3%
1,700	SolarCity Corp., 1.625%, 11/1/19	1,606,500
	SunEdison, Inc. (a)(b)(c)(h),
4,000	2.625%, 6/1/23 (acquisition cost – $4,134,388; purchased 6/5/15)	100,000
1,000	3.375%, 6/1/25 (acquisition cost – $361,809; purchased 1/8/16)	25,000
		1,731,500
	Equity Real Estate Investment Trusts (REITs) – 0.7%
2,225	Extra Space Storage L.P., 3.125%, 10/1/35 (a)(b)	2,414,125
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	2,116,250
		4,530,375
	Healthcare-Products – 1.1%
1,930	Hologic, Inc., 2.00%, 3/1/42 (g)	2,767,138
1,375	NuVasive, Inc., 2.25%, 3/15/21	1,723,906
2,135	Wright Medical Group, Inc., 2.00%, 2/15/20	2,339,159
		6,830,203
	Healthcare-Services – 0.3%
1,625	Molina Healthcare, Inc., 1.625%, 8/15/44	2,027,188
	Internet – 2.4%
1,540	Altaba, Inc., zero coupon, 12/1/18	1,821,050
2,500	FireEye, Inc., Ser. A, 1.00%, 6/1/35	2,368,750
1,380	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	1,505,925
1,700	Pandora Media, Inc., 1.75%, 12/1/20	1,626,688

34 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Internet (continued)
$3,500	Priceline Group, Inc., 0.35%, 6/15/20	$5,516,875
535	VeriSign, Inc., 4.452%, 8/15/37	1,588,281
		14,427,569
	Media – 1.6%
3,780	DISH Network Corp., 3.375%, 8/15/26 (a)(b)	4,715,550
1,765	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	2,190,806
	Liberty Media Corp.,
860	1.375%, 10/15/23	1,089,448
1,950	2.25%, 9/30/46 (a)(b)	2,104,781
		10,100,585
	Metal Fabricate/Hardware – 0.3%
1,635	RTI International Metals, Inc., 1.625%, 10/15/19	1,820,981
	Mining – 0.3%
1,500	Royal Gold, Inc., 2.875%, 6/15/19	1,668,750
	Oil, Gas & Consumable Fuels – 1.3%
2,235	Chesapeake Energy Corp., 5.50%, 9/15/26 (a)(b)	2,123,250
750	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	736,406
2,000	Nabors Industries, Inc., 0.75%, 1/15/24 (a)(b)	1,578,750
1,500	SM Energy Co., 1.50%, 7/1/21	1,399,688
2,240	Weatherford International Ltd., 5.875%, 7/1/21	2,382,800
		8,220,894
	Pharmaceuticals – 0.5%
900	Jazz Investments I Ltd., 1.875%, 8/15/21	985,500
270	TESARO, Inc., 3.00%, 10/1/21	999,338
1,115	Teva Pharmaceutical Finance Co. LLC, Ser. C, 0.25%, 2/1/26	1,198,625
		3,183,463
	Pipelines – 0.5%
4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	2,762,500
	Retail – 0.5%
3,495	RH, zero coupon, 6/15/19 (a)(b)	3,123,656
	Semiconductors – 5.2%
870	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,633,425
2,025	Cypress Semiconductor Corp., 4.50%, 1/15/22	2,555,297
2,615	Inphi Corp., 0.75%, 9/1/21 (a)(b)	2,650,956
2,000	Integrated Device Technology, Inc., 0.875%, 11/15/22	2,127,500
	Intel Corp.,
2,270	3.25%, 8/1/39	3,917,180
1,895	3.493%, 12/15/35	2,566,541
1,350	Lam Research Corp., 1.25%, 5/15/18	3,564,000
4,575	Microchip Technology, Inc., 1.625%, 2/15/27 (a)(b)	5,089,687
215	Micron Technology, Inc., Ser. D, 3.125%, 5/1/32	615,841
3,865	Micron Technology, Inc., Ser. G, 3.00%, 11/15/43	4,176,616
345	Novellus Systems, Inc., 2.625%, 5/15/41	1,631,850
1,000	Teradyne, Inc., 1.25%, 12/15/23 (a)(b)	1,269,375
		31,798,268

July 31, 2017 | Semi-Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Software – 2.1%
$2,000	CSG Systems International, Inc., 4.25%, 3/15/36	$2,180,000
500	Medidata Solutions, Inc., 1.00%, 8/1/18	690,000
1,750	Nuance Communications, Inc., 1.25%, 4/1/25 (a)(b)	1,771,875
1,200	Proofpoint, Inc., 0.75%, 6/15/20	1,503,000
1,030	Red Hat, Inc., 0.25%, 10/1/19	1,463,888
1,550	Salesforce.com, Inc., 0.25%, 4/1/18	2,145,781
1,250	ServiceNow, Inc., zero coupon, 11/1/18	1,904,687
825	Workday, Inc., 0.75%, 7/15/18	1,061,156
		12,720,387
	Telecommunications – 0.9%
40	Ciena Corp., 3.75%, 10/15/18	55,100
	Finisar Corp.,
1,200	0.50%, 12/15/33	1,368,000
2,785	0.50%, 12/15/36 (a)(b)	2,783,259
1,300	Gogo, Inc., 3.75%, 3/1/20	1,211,438
		5,417,797
	Tobacco – 0.3%
1,700	Vector Group Ltd., 1.75%, 4/15/20 (f)	1,901,875
	Transportation – 0.5%
1,380	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,539,562
1,260	Greenbrier Cos., Inc., 2.875%, 2/1/24 (a)(b)	1,367,888
		2,907,450
Total Convertible Bonds & Notes (cost-$148,228,856)		146,668,598

Shares
Convertible Preferred Stock – 8.5%
	Agriculture – 0.2%
9,550	Bunge Ltd., 4.875% (d)	1,043,934
	Banks – 1.5%
3,965	Bank of America Corp., Ser. L, 7.25% (d)	5,146,570
770	Huntington Bancshares, Inc., Ser. A, 8.50% (d)	1,112,650
2,335	Wells Fargo & Co., Ser. L, 7.50% (d)	3,099,712
		9,358,932
	Commercial Services & Supplies – 0.3%
29,890	Stericycle, Inc., 5.25%, 9/15/18	1,883,369
	Computers – 0.5%
2,164	NCR Corp., Ser. A, 5.50%, PIK (d)	3,183,244
	Diversified Telecommunication Services – 0.2%
42,905	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	1,088,500
	Electric Utilities – 0.4%
50,000	NextEra Energy, Inc., 6.123%, 9/1/19	2,778,000
	Equity Real Estate Investment Trusts (REITs) – 1.0%
19,480	American Tower Corp., 5.50%, 2/15/18	2,381,469
1,850	Crown Castle International Corp., Ser. A, 6.875%, 8/1/20	1,974,274
30,000	Welltower, Inc., Ser. I, 6.50% (d)	1,962,000
		6,317,743

36 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Food & Beverage – 0.3%
11,900	Post Holdings, Inc., 2.50% (d)	$1,872,762
	Hand/Machine Tools – 0.3%
17,030	Stanley Black & Decker, Inc., 5.375%, 5/15/20	1,827,830
	Health Care Providers & Services – 0.7%
85,670	Anthem, Inc., 5.25%, 5/1/18	4,410,292
	Healthcare-Products – 0.4%
40,000	Becton Dickinson and Co., Ser. A, 6.125%, 5/1/20	2,245,600
	Investment Companies – 0.4%
12,660	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (a)(b)	2,263,418
	Oil, Gas & Consumable Fuels – 0.7%
	ATP Oil & Gas Corp., 8.00% (a)(b)(d)(h)
25,000	(acquisition cost – $3,160,750; purchased 4/21/10)	3
46,870	Kinder Morgan, Inc., Ser. A, 9.75%, 10/26/18	2,074,935
39,900	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	551,817
35,410	WPX Energy, Inc., Ser. A, 6.25%, 7/31/18	1,778,644
		4,405,399
	Pharmaceuticals – 1.2%
6,005	Allergan PLC, Ser. A, 5.50%, 3/1/18	5,368,530
2,960	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	1,716,948
		7,085,478
	Wireless Telecommunication Services – 0.4%
25,160	T-Mobile U.S., Inc., 5.50%, 12/15/17	2,522,290
Total Convertible Preferred Stock (cost-$58,640,644)		52,286,791

Principal Amount (000s)
Corporate Bonds & Notes (a)(b) – 0.8%
	Oil, Gas & Consumable Fuels – 0.8%
	Cobalt International Energy, Inc.,
$2,509	7.75%, 12/1/23	1,643,395
3,200	10.75%, 12/1/21	3,160,000
Total Corporate Bonds & Notes (cost-$6,337,612)		4,803,395
	Repurchase Agreements – 3.1%
19,047	State Street Bank and Trust Co., dated 7/31/17, 0.12%, due 8/1/17, proceeds $19,047,063; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $19,432,708 including accrued interest (cost-$19,047,000)	19,047,000
Total Investments, before options written (cost-$669,923,230) – 100.6%		617,740,028

July 31, 2017 | Semi-Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

Contracts		Value
Call Options Written (CBOE) (i) – (0.1)%
690	AbbVie, Inc., strike price $77.50, expires 8/18/17	$(10,695)
225	Adobe Systems, Inc., strike price $155.00, expires 8/18/17	(7,875)
280	Alibaba Group Holding Ltd., strike price $177.50, expires 8/18/17	(10,640)
75	Alphabet, Inc., strike price $1,060.00, expires 8/18/17	(5,062)
60	Amazon.com, Inc., strike price $1,200.00, expires 9/15/17	(4,050)
265	Amgen, Inc., strike price $185.00, expires 8/18/17	(2,650)
390	Amphenol Corp., strike price $80.00, expires 8/18/17	(3,900)
425	Apple, Inc., strike price $162.50, expires 8/18/17	(13,813)
560	Baxter International, Inc., strike price $65.00, expires 8/18/17	(3,640)
15	Bioverativ, Inc., strike price $70.00, expires 8/18/17	(525)
80	Broadcom Ltd., strike price $272.50, expires 8/18/17	(2,200)
290	Caterpillar, Inc., strike price $115.00, expires 8/18/17	(37,120)
635	Coca-Cola Co., strike price $46.50, expires 8/18/17	(9,843)
1,335	Comcast Corp., strike price $42.50, expires 8/18/17	(11,348)
815	Corning, Inc., strike price $33.00, expires 8/18/17	(1,222)
290	Deere & Co., strike price $130.00, expires 8/18/17	(69,310)
390	Facebook, Inc., strike price $180.00, expires 8/18/17	(18,525)
345	Home Depot, Inc., strike price $165.00, expires 8/18/17	(1,207)
325	McDonald’s Corp., strike price $160.00, expires 8/18/17	(11,375)
170	MGM Resorts International, strike price $37.00, expires 8/18/17	(850)
1,000	Microsoft Corp., strike price $80.00, expires 8/18/17	(2,000)
575	Texas Instruments, Inc., strike price $85.00, expires 8/18/17	(11,500)
365	Valero Energy Corp., strike price $72.50, expires 8/18/17	(4,380)
Total Call Options Written (cost-$437,045)		(243,730)
Total Investments, net of options written (cost-$669,486,185) – 100.5%		617,496,298
Other liabilities in excess of other assets – (0.5)%		(3,367,697)
Net Assets – 100.0%		$614,128,601

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $46,518,552, representing 7.6% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $46,518,552, representing 7.6% of net assets.

(c)          In default.

(d)         Perpetual maturity. The date shown, if any, is the next call date.

(e)          All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f)           In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(g)          Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(h)         Restricted. The aggregate acquisition cost of such securities is $7,656,947. The aggregate value is $125,003, representing less than 0.05% of net assets.

(i)             Non-income producing.

38 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

(j)            Transactions in options written for the six months ended July 31, 2017:

	Contracts	Premiums
Options outstanding, January 31, 2017	9,220	$278,983
Options written	35,576	1,464,740
Options terminated in closing transactions	(10,940)	(407,940)
Options expired	(24,256)	(898,738)
Options outstanding, July 31, 2017	9,600	$437,045

(m)     Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/17
Investments in Securities – Assets
Common Stock	$394,934,244	$–	–	$394,934,244
Convertible Bonds & Notes	–	146,668,598	–	146,668,598
Convertible Preferred Stock:
Agriculture	–	1,043,934	–	1,043,934
Computers	–	3,183,244	–	3,183,244
Equity Real Estate Investment Trusts (REITs)	3,936,274	2,381,469	–	6,317,743
Food & Beverage	–	1,872,762	–	1,872,762
Healthcare-Products	–	2,245,600	–	2,245,600
Investment Companies	–	2,263,418	–	2,263,418
Oil, Gas & Consumable Fuels	4,405,396	3	–	4,405,399
Pharmaceuticals	5,368,530	1,716,948	–	7,085,478
All Other	23,869,213	–	–	23,869,213
Corporate Bonds & Notes	–	4,803,395	–	4,803,395
Repurchase Agreements	–	19,047,000	–	19,047,000
	432,513,657	185,226,371	–	617,740,028
Investments in Securities – Liabilities
Options Written:
Market Price	(243,730)	–	–	(243,730)
Totals	$432,269,927	$185,226,371	–	$617,496,298

At July 31, 2017, a security valued at $2,381,469 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2017, which was not available on July 31, 2017.

(n)         The following is a summary of the Fund’s derivatives categorized by risk exposure:

July 31, 2017 | Semi-Annual Report 39

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

July 31, 2017 (unaudited) (continued)

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2017:

Location	Market Price
Liability derivatives:
Options written, at value	$(243,730)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2017:

Location	Market Price
Net realized loss on:
Options written	$(1,083,751)
Net change in unrealized appreciation/depreciation of:
Options written	$147,987

The average volume (based on the open positions at each fiscal month-end) of derivative activity during the six months ended July 31, 2017 was 7,129 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
CBOE	-	Chicago Board Options Exchange
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust

40 Semi-Annual Report | July 31, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

Shares		Value
Common Stock – 68.1%
	Aerospace & Defense – 2.6%
93,000	General Dynamics Corp. (f)	$18,258,690
155,000	United Technologies Corp. (f)	18,378,350
		36,637,040
	Automobiles – 1.1%
428,900	General Motors Co. (f)	15,431,822
	Banks – 12.3%
821,500	Bank of America Corp.	19,814,580
318,300	Citigroup, Inc.	21,787,635
774,200	Fifth Third Bancorp (f)	20,671,140
478,100	JPMorgan Chase & Co. (f)	43,889,580
173,600	PNC Financial Services Group, Inc.	22,359,680
410,100	U.S. Bancorp (f)	21,645,078
359,200	Wells Fargo & Co. (f)	19,375,248
		169,542,941
	Beverages – 1.4%
210,700	Dr. Pepper Snapple Group, Inc.	19,207,412
	Biotechnology – 1.2%
228,900	AbbVie, Inc. (f)	16,002,399
	Capital Markets – 2.0%
76,500	Ameriprise Financial, Inc.	11,083,320
360,000	Morgan Stanley (f)	16,884,000
		27,967,320
	Chemicals – 1.5%
244,600	Eastman Chemical Co. (f)	20,340,936
	Communications Equipment – 0.9%
377,000	Cisco Systems, Inc.	11,856,650
	Consumer Finance – 1.3%
214,300	American Express Co. (f)	18,264,789
	Containers & Packaging – 1.4%
350,000	International Paper Co. (f)	19,243,000
	Diversified Telecommunication Services – 2.8%
508,200	AT&T, Inc. (f)	19,819,800
398,400	Verizon Communications, Inc.	19,282,560
		39,102,360
	Electric Utilities – 2.4%
242,600	American Electric Power Co., Inc. (f)	17,113,004
215,000	Entergy Corp. (f)	16,494,800
		33,607,804
	Electrical Equipment – 0.7%
124,700	Eaton Corp. PLC (f)	9,757,775
	Energy Equipment & Services – 3.5%
2,800,900	Nabors Industries Ltd. (f)	21,594,939

July 31, 2017 | Semi-Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Energy Equipment & Services (continued)
385,100	Schlumberger Ltd. (f)	$26,417,860
		48,012,799
	Food & Staples Retailing – 1.5%
261,000	Wal-Mart Stores, Inc. (f)	20,877,390
	Health Care Equipment & Supplies – 1.0%
171,900	Medtronic PLC (f)	14,434,443
	Health Care Providers & Services – 2.6%
125,700	Aetna, Inc. (f)	19,396,767
153,900	Quest Diagnostics, Inc. (f)	16,668,909
		36,065,676
	Hotels, Restaurants & Leisure – 0.7%
145,700	Carnival Corp. (f)	9,729,846
	Household Products – 1.1%
175,000	Procter & Gamble Co. (f)	15,893,500
	Industrial Conglomerates – 1.4%
141,800	Honeywell International, Inc. (f)	19,301,816
	Insurance – 3.5%
51,900	Everest Re Group Ltd. (f)	13,618,041
375,700	MetLife, Inc. (f)	20,663,500
107,600	Travelers Cos., Inc. (f)	13,782,484
		48,064,025
	IT Services – 0.7%
66,140	International Business Machines Corp.	9,568,474
	Media – 1.1%
226,000	CBS Corp., Class B (f)	14,877,580
	Multi-Utilities – 1.2%
25	Dominion Energy, Inc.	1,930
369,100	Public Service Enterprise Group, Inc. (f)	16,598,427
		16,600,357
	Oil, Gas & Consumable Fuels – 9.3%
572,000	Apache Corp. (f)	28,302,560
254,200	Chevron Corp. (f)	27,756,098
322,900	Exxon Mobil Corp. (f)	25,844,916
832,500	Royal Dutch Shell PLC, Class A, ADR (f)	47,061,225
29,338	Sanchez Energy Corp. (i)	165,466
		129,130,265
	Pharmaceuticals – 2.8%
110,500	Johnson & Johnson (f)	14,665,560
733,384	Pfizer, Inc. (f)	24,319,013
		38,984,573
	Road & Rail – 1.2%
158,900	Kansas City Southern (f)	16,396,891

42 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 2.1%
563,800	Intel Corp. (f)	$19,997,986
59,600	Lam Research Corp. (f)	9,503,816
		29,501,802
	Software – 1.0%
266,000	Oracle Corp. (f)	13,281,380
	Technology Hardware, Storage & Peripherals – 1.8%
67,900	Apple, Inc. (f)	10,098,767
753,700	HP, Inc. (f)	14,395,670
		24,494,437
Total Common Stock (cost-$850,287,505)		942,177,502

Principal Amount (000s)
Convertible Bonds & Notes – 19.6%
	Apparel & Textiles – 0.4%
$5,720	Iconix Brand Group, Inc., 1.50%, 3/15/18	5,605,600
	Auto Components – 0.6%
4,850	Meritor, Inc., 7.875%, 3/1/26	8,491,380
	Auto Manufacturers – 0.6%
	Tesla, Inc.,
4,580	0.25%, 3/1/19	4,989,337
3,000	2.375%, 3/15/22	3,558,750
		8,548,087
	Biotechnology – 0.8%
	BioMarin Pharmaceutical, Inc.,
725	0.75%, 10/15/18	800,672
2,290	1.50%, 10/15/20	2,710,787
3,000	Illumina, Inc., 0.50%, 6/15/21	3,226,875
1,300	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	1,404,000
2,295	Medicines Co., 2.75%, 7/15/23	2,454,216
		10,596,550
	Commercial Services – 0.2%
2,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19	2,362,500
	Computers – 0.4%
1,310	Carbonite, Inc., 2.50%, 4/1/22 (a)(b)	1,526,150
3,570	Electronics For Imaging, Inc., 0.75%, 9/1/19	3,860,062
		5,386,212
	Diversified Financial Services – 1.0%
2,000	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22 (a)(b)	2,253,750
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	4,834,375
7,130	PRA Group, Inc., 3.00%, 8/1/20	6,907,187
		13,995,312

July 31, 2017 | Semi-Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Electric Utilities – 0.3%
$4,300	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	$4,297,313
	Electrical Equipment – 0.4%
	SunPower Corp.,
3,900	0.875%, 6/1/21	3,171,187
2,365	4.00%, 1/15/23	2,134,413
		5,305,600
	Electronics – 0.0%
400	Fluidigm Corp., 2.75%, 2/1/34	229,000
	Energy-Alternate Sources – 0.3%
4,175	SolarCity Corp., 1.625%, 11/1/19	3,945,375
	SunEdison, Inc. (a)(b)(c)(h),
2,915	2.625%, 6/1/23 (acquisition cost-$2,777,292; purchased 7/24/15)	72,875
3,820	3.375%, 6/1/25 (acquisition cost-$1,849,469; purchased 10/7/15-1/7/16)	95,500
		4,113,750
	Equity Real Estate Investment Trusts (REITs) – 0.3%
4,000	Two Harbors Investment Corp., 6.25%, 1/15/22	4,232,500
	Healthcare-Products – 0.9%
3,750	Hologic, Inc., zero coupon, 12/15/43 (g)	4,694,531
2,625	NuVasive, Inc., 2.25%, 3/15/21	3,291,094
4,040	Wright Medical Group, Inc., 2.00%, 2/15/20	4,426,325
		12,411,950
	Healthcare-Services – 0.3%
2,235	Molina Healthcare, Inc., 1.125%, 1/15/20	3,799,500
	Home Builders – 0.2%
2,000	KB Home, 1.375%, 2/1/19	2,145,000
	Insurance – 0.1%
2,530	AmTrust Financial Services, Inc., 2.75%, 12/15/44	1,989,213
	Internet – 2.3%
2,950	Altaba, Inc., zero coupon, 12/1/18	3,488,375
1,000	FireEye, Inc., Ser. A, 1.00%, 6/1/35	947,500
4,500	FireEye, Inc., Ser. B, 1.625%, 6/1/35	4,109,063
2,620	Liberty Expedia Holdings, Inc., 1.00%, 6/30/47 (a)(b)	2,859,075
2,610	Palo Alto Networks, Inc., zero coupon, 7/1/19	3,399,525
	Priceline Group, Inc.,
2,000	0.35%, 6/15/20	3,152,500
5,000	0.90%, 9/15/21	5,965,625
5,530	Twitter, Inc., 0.25%, 9/15/19	5,253,500
1,015	VeriSign, Inc., 4.452%, 8/15/37	3,013,281
		32,188,444
	Iron/Steel – 0.1%
1,000	AK Steel Corp., 5.00%, 11/15/19	1,359,375
	Media – 0.8%
7,195	DISH Network Corp., 3.375%, 8/15/26 (a)(b)	8,975,762
1,640	Liberty Media Corp., 1.375%, 10/15/23	2,077,552
		11,053,314

44 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Metal Fabricate/Hardware – 0.2%
$3,110	RTI International Metals, Inc., 1.625%, 10/15/19	$3,463,763
	Mining – 0.1%
1,500	Royal Gold, Inc., 2.875%, 6/15/19	1,668,750
	Oil, Gas & Consumable Fuels – 1.0%
4,240	Chesapeake Energy Corp., 5.50%, 9/15/26 (a)(b)	4,028,000
600	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	589,125
2,000	Nabors Industries, Inc., 0.75%, 1/15/24 (a)(b)	1,578,750
3,000	SM Energy Co., 1.50%, 7/1/21	2,799,375
4,260	Weatherford International Ltd., 5.875%, 7/1/21	4,531,575
		13,526,825
	Pharmaceuticals – 0.5%
3,600	Jazz Investments I Ltd., 1.875%, 8/15/21	3,942,000
515	TESARO, Inc., 3.00%, 10/1/21	1,906,144
885	Teva Pharmaceutical Finance Co. LLC, Ser. C, 0.25%, 2/1/26	951,375
		6,799,519
	Pipelines – 0.2%
4,335	Cheniere Energy, Inc., 4.25%, 3/15/45	2,993,859
	Retail – 0.4%
5,950	RH, zero coupon, 7/15/20 (a)(b)	4,931,063
	Semiconductors – 4.3%
1,655	Advanced Micro Devices, Inc., 2.125%, 9/1/26	3,107,263
3,875	Cypress Semiconductor Corp., 4.50%, 1/15/22	4,889,766
155	Inphi Corp., 0.75%, 9/1/21 (a)(b)	157,131
5,000	Integrated Device Technology, Inc., 0.875%, 11/15/22	5,318,750
	Intel Corp.,
4,155	3.25%, 8/1/39	7,169,993
3,605	3.493%, 12/15/35	4,882,522
2,550	Lam Research Corp., 1.25%, 5/15/18	6,732,000
	Microchip Technology, Inc. (a)(b),
8,685	1.625%, 2/15/27	9,662,062
2,000	2.25%, 2/15/37	2,195,000
400	Micron Technology, Inc., Ser. D, 3.125%, 5/1/32	1,145,750
7,925	Micron Technology, Inc., Ser. G, 3.00%, 11/15/43	8,563,953
655	Novellus Systems, Inc., 2.625%, 5/15/41	3,098,150
2,000	Veeco Instruments, Inc., 2.70%, 1/15/23	2,152,500
		59,074,840
	Software – 1.6%
1,000	Evolent Health, Inc., 2.00%, 12/1/21 (a)(b)	1,276,250
950	Medidata Solutions, Inc., 1.00%, 8/1/18	1,311,000
	Nuance Communications, Inc.,
1,450	1.00%, 12/15/35	1,405,594
1,950	1.25%, 4/1/25 (a)(b)	1,974,375
2,300	Proofpoint, Inc., 0.75%, 6/15/20	2,880,750
1,970	Red Hat, Inc., 0.25%, 10/1/19	2,799,862
2,950	Salesforce.com, Inc., 0.25%, 4/1/18	4,083,906

July 31, 2017 | Semi-Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
	Software (continued)
$2,500	ServiceNow, Inc., zero coupon, 11/1/18	$3,809,375
2,000	Workday, Inc., 0.75%, 7/15/18	2,572,500
		22,113,612
	Telecommunications – 0.9%
785	Ciena Corp., 3.75%, 10/15/18	1,081,338
	Finisar Corp.,
3,300	0.50%, 12/15/33	3,762,000
2,980	0.50%, 12/15/36 (a)(b)	2,978,137
5,000	Gogo, Inc., 3.75%, 3/1/20	4,659,375
		12,480,850
	Transportation – 0.4%
2,620	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	2,922,937
2,390	Greenbrier Cos., Inc., 2.875%, 2/1/24 (a)(b)	2,594,644
		5,517,581
Total Convertible Bonds & Notes (cost-$270,092,433)		270,681,262
Shares
Convertible Preferred Stock – 7.6%
	Agriculture – 0.2%
18,080	Bunge Ltd., 4.875% (e)	1,976,370
	Banks – 1.3%
7,465	Bank of America Corp., Ser. L, 7.25% (e)	9,689,570
1,455	Huntington Bancshares, Inc., Ser. A, 8.50% (e)	2,102,475
4,440	Wells Fargo & Co., Ser. L, 7.50% (e)	5,894,100
		17,686,145
	Chemicals – 0.3%
34,000	Rayonier Advanced Materials, Inc., Ser. A, 8.00%, 8/15/19	3,802,900
	Commercial Services & Supplies – 0.1%
30,390	Stericycle, Inc., 5.25%, 9/15/18	1,914,874
	Computers – 0.4%
3,984	NCR Corp., Ser. A, 5.50%, PIK (e)	5,860,464
	Diversified Telecommunication Services – 0.2%
110,050	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	2,791,968
	Electric Utilities – 0.4%
100,000	NextEra Energy, Inc., 6.123%, 9/1/19	5,556,000
	Equity Real Estate Investment Trusts (REITs) – 0.6%
10,000	American Tower Corp., 5.50%, 2/15/18	1,222,520
3,530	Crown Castle International Corp., Ser. A, 6.875%, 8/1/20	3,767,128
55,725	Welltower, Inc., Ser. I, 6.50% (e)	3,644,415
		8,634,063
	Food & Beverage – 0.2%
17,500	Post Holdings, Inc., 2.50% (e)	2,754,063

46 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Shares		Value
	Hand/Machine Tools – 0.2%
31,000	Stanley Black & Decker, Inc., 5.375%, 5/15/20	$3,327,230
	Health Care Providers & Services – 0.5%
125,775	Anthem, Inc., 5.25%, 5/1/18	6,474,897
	Healthcare-Products – 0.4%
108,135	Becton Dickinson and Co., Ser. A, 6.125%, 5/1/20	6,070,699
	Independent Power Producers & Energy Traders – 0.1%
57,635	Dynegy, Inc., Ser. A, 5.375%, 11/1/17	1,732,508
	Investment Companies – 0.3%
24,100	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (a)(b)	4,308,718
	Oil, Gas & Consumable Fuels – 1.0%
45,100	ATP Oil & Gas Corp., 8.00% (a)(b)(e)(h) (acquisition cost-$4,510,000; purchased 9/23/09)	5
16,265	Energy XXI Ltd., 5.625% (e)(i)	8,295
56,750	Kinder Morgan, Inc., Ser. A, 9.75%, 10/26/18	2,512,322
224,530	Sanchez Energy Corp., Ser. B, 6.50% (e)	4,894,754
89,005	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	1,230,939
96,625	WPX Energy, Inc., Ser. A, 6.25%, 7/31/18	4,853,474
		13,499,789
	Pharmaceuticals – 1.0%
11,410	Allergan PLC, Ser. A, 5.50%, 3/1/18	10,200,654
6,225	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	3,610,811
		13,811,465
	Wireless Telecommunication Services – 0.4%
47,835	T-Mobile U.S., Inc., 5.50%, 12/15/17	4,795,459
Total Convertible Preferred Stock (cost-$128,678,175)		104,997,612

Principal Amount (000s)
Corporate Bonds & Notes (a)(b) – 0.6%
	Oil, Gas & Consumable Fuels – 0.6%
	Cobalt International Energy, Inc.,
$4,647	7.75%, 12/1/23	3,043,785
5,350	10.75%, 12/1/21	5,283,125
Total Corporate Bonds & Notes (cost-$11,153,991)		8,326,910
Units
Warrants (a)(d)(i) – 0.0%
	Commercial Services – 0.0%
97,838	Cenveo Corp., strike price $12.00, expires 6/10/24, expires 6/10/24 (cost-$0)	22,173

July 31, 2017 | Semi-Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 4.1%
$56,516	State Street Bank and Trust Co., dated 7/31/17, 0.12%, due 8/1/17, proceeds $56,516,188; collateralized by U.S. Treasury Notes, 2.00%, due 2/15/25, valued at $57,654,193 including accrued interest (cost-$56,516,000)	$56,516,000
Total Investments, before options written (cost-$1,316,728,104) – 100.0%		1,382,721,459
Contracts
Call Options Written (i) – (0.4)%
	Consumer Discretionary Select Sector SPDR Index, (CBOE),
2,500	strike price $91.00, expires 8/4/17	(171,250)
1,800	strike price $90.50, expires 8/11/17	(220,500)
1,800	strike price $91.00, expires 8/18/17	(186,300)
1,800	strike price $92.00, expires 8/25/17	(122,400)
2,000	strike price $92.50, expires 9/1/17	(122,000)
	KBW Bank Index, (OTC),
3,200	strike price $96.50, expires 8/4/17	(115,482)
2,800	strike price $100.50, expires 8/11/17	(4,372)
2,800	strike price $100.00, expires 8/18/17	(29,089)
2,800	strike price $97.50, expires 8/25/17	(232,420)
2,800	strike price $98.50, expires 9/1/17	(175,925)
	Nasdaq 100 Stock Index, (OTC),
20	strike price $5,850.00, expires 8/4/17	(116,900)
15	strike price $5,775.00, expires 8/11/17	(200,550)
10	strike price $5,925.00, expires 8/18/17	(48,600)
15	strike price $5,990.00, expires 8/25/17	(50,925)
20	strike price $6,000.00, expires 9/1/17	(81,400)
	PHLX Oil Service Index, (OTC),
1,500	strike price $140.00, expires 8/4/17	(20,307)
1,400	strike price $139.00, expires 8/11/17	(124,319)
1,400	strike price $142.50, expires 8/18/17	(99,010)
1,300	strike price $143.50, expires 8/25/17	(118,332)
1,400	strike price $144.00, expires 9/1/17	(156,575)
	S&P 500 Index, (OTC),
125	strike price $2,445.00, expires 8/4/17	(343,125)
150	strike price $2,450.00, expires 8/4/17	(344,250)
105	strike price $2,435.00, expires 8/11/17	(410,025)
105	strike price $2,440.00, expires 8/11/17	(363,300)
105	strike price $2,440.00, expires 8/18/17	(387,450)
105	strike price $2,455.00, expires 8/18/17	(263,025)
105	strike price $2,470.00, expires 8/18/17	(151,200)

48 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

Contracts		Value
105	strike price $2,465.00, expires 8/25/17	$(219,975)
105	strike price $2,475.00, expires 8/25/17	(154,875)
120	strike price $2,480.00, expires 8/25/17	(144,600)
105	strike price $2,465.00, expires 9/1/17	(250,425)
105	strike price $2,480.00, expires 9/1/17	(154,875)
120	strike price $2,480.00, expires 9/8/17	(208,200)
120	strike price $2,480.00, expires 9/15/17	(242,400)
Total Call Options Written (cost-$5,994,457)		(6,034,381)
Total Investments, net of options written (cost-$1,310,733,647) – 99.6%		1,376,687,078
Other assets less other liabilities – 0.4%		5,498,858
Net Assets – 100.0%		$1,382,185,936

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $55,786,733, representing 4.0% of net assets.

(b)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $55,764,560, representing 4.0% of net assets.

(c)          In default.

(d)         Fair-Valued–Security with a value of $22,173, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)          Perpetual maturity. The date shown, if any, is the next call date.

(f)           All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(g)          Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(h)         Restricted. The aggregate acquisition cost of such securities is $9,136,761. The aggregate value is $168,380, representing less than 0.05% of net assets.

(i)             Non-income producing.

(j)            Transactions in options written for the six months ended July 31, 2017:

	Contracts	Premiums
Options outstanding, January 31, 2017	30,700	$5,895,707
Options written	172,410	30,476,453
Options terminated in closing transactions	(47,390)	(6,231,562)
Options expired	(97,145)	(13,003,311)
Options exercised	(25,615)	(11,142,830)
Options outstanding, July 31, 2017	32,960	$5,994,457

(k)         Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/17
Investments in Securities – Assets
Common Stock	$942,177,502	$–	$–	$942,177,502
Convertible Bonds & Notes	–	270,681,262	–	270,681,262
Convertible Preferred Stock:
Agriculture	–	1,976,370	–	1,976,370
Computers	–	5,860,464	–	5,860,464

July 31, 2017 | Semi-Annual Report 49

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/17
Equity Real Estate Investment Trusts (REITs)	$7,411,543	$1,222,520	$–	$8,634,063
Food & Beverage	–	2,754,063	–	2,754,063
Healthcare-Products	–	6,070,699	–	6,070,699
Investment Companies	–	4,308,718	–	4,308,718
Oil, Gas & Consumable Fuels	8,596,735	4,903,054	–	13,499,789
Pharmaceuticals	10,200,654	3,610,811	–	13,811,465
All Other	48,081,981	–	–	48,081,981
Corporate Bonds & Notes	–	8,326,910	–	8,326,910
Warrants	–	–	22,173	22,173
Repurchase Agreements	–	56,516,000	–	56,516,000
	1,016,468,415	366,230,871	22,173	1,382,721,459
Investments in Securities – Liabilities
Options Written:
Market Price	(4,958,550)	(1,075,831)	–	(6,034,381)
Totals	$1,011,509,865	$365,155,040	$22,173	$1,376,687,078

At July 31, 2017, a security valued at $1,222,520 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2017, which was not available on July 31, 2017.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended July 31, 2017, was as follows:

	Beginning Balance 1/31/17	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 7/31/17
Investments in Securities – Assets
Warrants	$28,118	–	–	–	–	$(5,945)	–	–	$22,173

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2017:

	Ending Balance at 7/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Warrants	$22,173	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.22663

The net change in unrealized appreciation/depreciation of Level 3 investments held at July 31, 2017, was $(5,945). The change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

50 Semi-Annual Report | July 31, 2017

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited) (continued)

(l)             The following is a summary of the Fund’s derivatives categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at July 31, 2017:

Location	Market Price
Liability derivatives:
Options written, at value	$(6,034,381)

The effect of derivatives on the Fund’s Statements of Operations for the six months ended July 31, 2017:

Location	Market Price
Net realized loss on:
Options written	$(5,767,982)
Net change in unrealized appreciation/depreciation of:
Options written	$(1,646,781)

The average volume (based on the open positions at each fiscal month-end) of derivative activity during the six months ended July 31, 2017 was 32,019 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
CBOE	-	Chicago Board Options Exchange
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
REIT	-	Real Estate Investment Trust
SPDR	-	Standard & Poor’s Depositary Receipts

See accompanying Notes to Financial Statements | July 31, 2017 | Semi-Annual Report 51

Statements of Assets and Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$360,120,612, $669,923,230 and $1,316,728,104, respectively)	$335,742,276	$617,740,028	$1,382,721,459
Cash	–	1,694,834	1,581
Receivable for investments sold	13,137,968	18,961,288	49,253,143
Interest and dividends receivable	2,107,541	1,448,973	3,555,357
Prepaid expenses and other assets	7,607	7,205	26,257
Investments in Affiliated Funds- Trustees Deferred Compensation Plan (see Note 4)	14,976	38,824	92,254
Total Assets	351,010,368	639,891,152	1,435,650,051

Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	12,730,848	24,857,991	46,128,322
Dividends payable to common shareholders	1,715,920	–	–
Loan interest payable	807,110	–	–
Payable to custodian for cash overdraft	5,124	–	–
Investment management fees payable	265,197	484,302	981,436
Interest payable on dividends to mandatory redeemable preferred shareholders	103,166	–	–
Call options written, at value (premiums received- $84,372, $437,045 and $5,994,457, respectively)	48,105	243,730	6,034,381
Trustees Deferred Compensation Plan payable (see Note 4)	14,976	38,824	92,254
Accrued expenses	170,990	137,704	227,722
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	120,861,436	25,762,551	53,464,115
Net Assets Applicable to Common Shareholders	$230,148,932	$614,128,601	$1,382,185,936

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	250,781,385	671,525,781	1,564,468,707
Dividends in excess of net investment income	(8,814,517)	(4,093,820)	(46,832,116)
Accumulated net realized gain (loss)	12,524,030	(1,310,756)	(201,405,034)
Net unrealized appreciation (depreciation)	(24,342,069)	(51,992,881)	65,953,431
Net Assets Applicable to Common Shareholders	$230,148,932	$614,128,601	$1,382,185,936
Common Shares Issued and Outstanding	10,274,970	27,708,965	94,801,581
Net Asset Value Per Common Share	$22.40	$22.16	$14.58

52 Semi-Annual Report | July 31, 2017 | See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Six Months ended July 31, 2017 (unaudited)

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$3,773,362	$2,056,788	$3,551,123
Dividends (net of foreign withholding taxes of $12,128, $15,540 and $360,350, respectively)	1,669,459	8,516,302	18,600,000
Miscellaneous	18,625	349	2,700
Total Investment Income	5,461,446	10,573,439	22,153,823

Expenses:
Investment management	1,640,408	3,002,963	6,165,733
Loan interest	1,228,296	–	–
Interest on dividends to mandatory redeemable preferred shareholders	643,886	–	–
Custodian and accounting agent	55,386	49,742	108,600
Audit and tax services	40,882	40,829	49,254
Legal	31,080	17,956	46,569
Shareholder communications	30,388	34,824	85,259
Transfer agent	15,544	11,683	12,165
Trustees	6,870	16,831	39,390
New York Stock Exchange listing	6,250	7,101	24,293
Insurance	4,612	7,742	15,007
Miscellaneous	15,183	7,465	31,222
Total Expenses	3,718,785	3,197,136	6,577,492

Net Investment Income	1,742,661	7,376,303	15,576,331

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,517,895	18,540,648	42,844,100
Call options written	(180,279)	(1,083,751)	(5,767,982)
Net change in unrealized appreciation/depreciation of:
Investments	3,497,799	13,293,121	(7,054,560)
Call options written	17,328	147,987	(1,646,781)
Foreign currency transactions	–	2,179	–
Net realized and change in unrealized gain	16,852,743	30,900,184	28,374,777

Net Increase in Net Assets Resulting from Investment Operations	$18,595,404	$38,276,487	$43,951,108

See accompanying Notes to Financial Statements | July 31, 2017 | Semi-Annual Report 53

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Six Months ended July 31, 2017 (unaudited)	Year ended January 31, 2017
Investment Operations:
Net investment income	$1,742,661	$4,003,036
Net realized gain	13,337,616	17,171,792
Net change in unrealized appreciation/depreciation	3,515,127	26,235,147
Net increase in net assets resulting from investment operations	18,595,404	47,409,975

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,672,178)	(5,346,002)
Net realized gains	(2,623,342)	(15,349,833)
Total dividends and distributions to common shareholders	(10,295,520)	(20,695,835)

Common Share Transactions:
Cost of shares repurchased	–	(6,509,184)
Total increase in net assets	8,299,884	20,204,956

Net Assets:
Beginning of period	221,849,048	201,644,092
End of period*	$230,148,932	$221,849,048
* Including dividends in excess of net investment income of:	$(8,814,517)	$(2,885,000)

Shares Activity:
Shares outstanding, beginning of period	10,274,970	10,661,039
Shares repurchased	–	(386,069)
Shares outstanding, end of period	10,274,970	10,274,970

54 Semi-Annual Report | July 31, 2017 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund
AllianzGI Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:

	Six Months ended July 31, 2017 (unaudited)	Year ended January 31, 2017
Investment Operations:
Net investment income	$7,376,303	$11,233,451
Net realized gain	17,456,897	16,212,157
Net change in unrealized appreciation/depreciation	13,443,287	60,205,403
Net increase in net assets resulting from investment operations	38,276,487	87,651,011

Dividends and Distributions to Shareholders from:
Net investment income	(9,046,353)	(14,987,688)
Net realized gains	(12,012,461)	(27,129,938)
Total dividends and distributions to shareholders	(21,058,814)	(42,117,626)
Total increase in net assets	17,217,673	45,533,385

Net Assets:
Beginning of period	596,910,928	551,377,543
End of period*	$614,128,601	$596,910,928
* Including dividends in excess of net investment income of:	$(4,093,820)	$(2,423,770)

Dividend, Interest & Premium Strategy:

	Six Months ended July 31, 2017 (unaudited)	Year ended January 31, 2017
Investment Operations:
Net investment income	$15,576,331	$32,796,080
Net realized gain (loss)	37,076,118	(31,654,348)
Net change in unrealized appreciation/depreciation	(8,701,341)	219,417,196
Net increase in net assets resulting from investment operations	43,951,108	220,558,928

Dividends and Distributions to Shareholders from:
Net investment income	(56,880,948)	(34,626,028)
Return of capital	–	(79,135,870)
Total dividends and distributions to shareholders	(56,880,948)	(113,761,898)
Total increase (decrease) in net assets	(12,929,840)	106,797,030

Net Assets:
Beginning of period	1,395,115,776	1,288,318,746
End of period*	$1,382,185,936	$1,395,115,776
* Including dividends in excess of net investment income of:	$(46,832,116)	$(5,527,499)

See accompanying Notes to Financial Statements | July 31, 2017 | Semi-Annual Report 55

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Six Months ended July 31, 2017 (unaudited)

Increase (Decrease) in Cash from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$18,595,404

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(273,191,647)
Proceeds from sales of long-term investments	282,475,949
Purchases of short-term portfolio investments, net	(2,080,267)
Net change in unrealized appreciation/depreciation	(3,515,127)
Net amortization/accretion on investments	59,561
Net realized gain	(13,337,616)
Increase in payable for investments purchased	9,764,142
Proceeds from sale of written options	308,720
Payments to cover written options	(484,427)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	5,716
Increase in Trustees Compensation Plan payable	(5,716)
Increase in receivable for investments sold	(8,336,116)
Decrease in interest and dividends receivable	38,427
Decrease in prepaid expenses and other assets	6,289
Decrease in investment management fees payable	(11,115)
Increase in accrued expenses	20,517
Decrease in loan interest payable	(15,184)
Net cash provided by operating activities	10,297,510

Cash Flows used for Financing Activities:
Increase in payable to custodian for cash overdraft	5,124
Cash dividends paid	(10,302,634)
Net cash used for financing activities	(10,297,510)
Net increase (decrease) in cash	–

Cash:
Beginning of period	–
End of period	$–

Cash Paid for Interest	$1,243,480
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$651,000

* Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

56 Semi-Annual Report | July 31, 2017 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period:

	Six Months ended July 31, 2017 (unaudited)		Year ended January 31, 2017	For the period May 27, 2015* through January 31, 2016
Net asset value, beginning of period	$21.59		$18.91	$23.88
Investment Operations:
Net investment income (1)	0.17		0.39	0.18
Net realized and change in unrealized gain (loss)	1.64		4.21	(4.09)
Total from investment operations	1.81		4.60	(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.75)		(0.51)	(0.62)
Net realized gains	(0.25)		(1.49)	(0.55)
Total dividends and distributions to common shareholders	(1.00)		(2.00)	(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–		–	(0.05)
Accretion to net asset value resulting from share repurchases	–		0.08	0.16
Net asset value, end of period	$22.40		$21.59	$18.91
Market price, end of period	$21.62		$19.49	$16.40
Total Investment Return (2)	16.31%		32.56%	(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$230,149		$221,849	$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.32	%(3)	3.48%	3.26	%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.22	%(3)	2.34%	2.56	%(3)
Ratio of net investment income to average net assets (5)	1.56	%(3)	1.90%	1.24	%(3)
Mandatory redeemable preferred shares asset coverage per share	$216		$209	$193
Portfolio turnover rate	84%		196%	149%

*                 Commencement of operations.

(1)         Calculated on average common shares outstanding.

(2)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(3)         Annualized.

(4)         Interest expense relates to participation in the debt financing (See Note 7 and Note 8).

(5)         Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.

See accompanying Notes to Financial Statements | July 31, 2017 | Semi-Annual Report 57

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2017		Year ended January 31,
	(unaudited)		2017	2016	2015	2014		2013

Net asset value, beginning of period	$21.54		$19.90	$22.13	$21.79	$20.10		$19.28
Investment Operations:
Net investment income	0.27		0.41	0.47	0.53	0.56		0.39
Net realized and change in unrealized gain (loss)	1.11		2.75	(1.18)	1.13	2.49		1.55
Total from investment operations	1.38		3.16	(0.71)	1.66	3.05		1.94
Dividends and Distributions to Shareholders from:
Net investment income	(0.33)		(0.54)	(0.41)	(0.63)	(0.92)		(0.28)
Net realized gains	(0.43)		(0.98)	(1.11)	(0.69)	(0.44)		(0.84)
Total dividends and distributions to shareholders	(0.76)		(1.52)	(1.52)	(1.32)	(1.36)		(1.12)
Net asset value, end of period	$22.16		$21.54	$19.90	$22.13 (1)	$21.79		$20.10
Market price, end of period	$20.08		$19.03	$16.97	$20.01	$18.73		$17.91
Total Investment Return (2)	9.68%		21.69%	(8.01)%	14.07%	12.35%		10.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$614,129		$596,911	$551,378	$613,133	$603,786		$448,384
Ratio of expenses to average net assets	1.06	%(3)	1.08%	1.10%	1.13%	1.09	%(4)	1.09%
Ratio of net investment income to average net assets	2.46	%(3)	1.94%	2.15%	2.34%	2.39	%(4)	2.06%
Portfolio turnover rate	56%		90%	110%	63%	82%		122%

(1)   Payment from affiliates increased the net asset value by less than $0.01.

(2)   Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(3)   Annualized.

(4)   Inclusive of Reimbursement from Investment Manager of 0.02%.

58 Semi-Annual Report | July 31, 2017 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each period:

	Six Months ended July 31, 2017		Year ended January 31,
	(unaudited)		2017	2016	2015	2014		2013
Net asset value, beginning of period	$14.72		$13.59	$16.95	$18.19	$17.91		$18.06
Investment Operations:
Net investment income	0.16		0.35	0.38	0.41	0.49		0.53
Net realized and change in unrealized gain (loss)	0.30		1.98	(2.09)	0.15	1.59		1.12
Total from investment operations	0.46		2.33	(1.71)	0.56	2.08		1.65
Dividends and Distributions to Shareholders from:
Net investment income	(0.60)		(0.37)	(0.39)	(0.65)	(0.54)		(0.67)
Return of capital	–		(0.83)	(1.26)	(1.15)	(1.26)		(1.13)
Total dividends and distributions to shareholders	(0.60)		(1.20)	(1.65)	(1.80)	(1.80)		(1.80)
Net asset value, end of period	$14.58		$14.72	$13.59	$16.95 (1)	$18.19		$17.91
Market price, end of period	$13.34		$13.03	$11.50	$15.88	$17.86		$16.65
Total Investment Return (2)	7.15%		24.60%	(18.68)%	(1.75)%	18.83%		6.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,382,186		$1,395,116	$1,288,319	$1,606,718	$1,719,489		$1,692,659
Ratio of expenses to average net assets	0.96	%(3)	1.01%	0.97%	0.96%	0.94	%(4)	0.97%
Ratio of net investment income to average net assets	2.27	%(3)	2.42%	2.41%	2.20%	2.69	%(4)	2.97%
Portfolio turnover rate	43%		39%	54%	47%	48%		46%

(1)   Payment from affiliates increased the net asset value by $0.02.

(2)   Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(3)   Annualized.

(4)   Inclusive of Reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | July 31, 2017 | Semi-Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, collectively, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager and during part of the reporting period, NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, served as a sub-adviser to Dividend, Interest & Premium Strategy. On July 1, 2017, NFJ merged with and into AllianzGI U.S. (the “NFJ Merger”). As of July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and Dividend, Interest & Premium Strategy ceased to have a sub-adviser. The NFJ Merger did not result in any change to the manner in which investment management services are provided to the Fund, the personnel responsible for providing investment management services to the Fund or the personnel ultimately responsible for overseeing the provision of such services. The Investment Manager is, and NFJ prior to its merger with and into AllianzGI U.S. on July 1, 2017, was, an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the

60 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Effective June 28, 2017, pursuant to Board approval, the Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU 2016-15 is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments was August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating

July 31, 2017 | Semi-Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU 2016-18 is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of each Fund (together, the “Board”) have adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and have delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee of the Board of each Fund was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Funds’ Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Funds’ Valuation Committee.

62 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

▪   Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

▪   Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

▪   Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended July 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities

July 31, 2017 | Semi-Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are

64 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying

July 31, 2017 | Semi-Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. As of July 31, 2017, it is anticipated that Dividend, Interest & Premium Strategy will have a return of capital at fiscal year-end.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to

66 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(j) Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing

July 31, 2017 | Semi-Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

1. Organization and Significant Accounting Policies (continued)

the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e., the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of July 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline with nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a fund may lose money as a result of movements in interest rates. A fund may not be able to hedge against changes in interest rates or may

68 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

2. Principal Risks (continued)

choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of

July 31, 2017 | Semi-Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

2. Principal Risks (continued)

leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may often be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will liquidate in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

There can be no assurance that repurchases of common shares by Diversified Income & Convertible pursuant to its Repurchase Plan (as defined in Note 9) caused the common shares to trade at a price equal to or in excess of NAV or prevented or reduced any decline in the market price of the common shares. Any acquisition of common shares by the Fund decreased the managed assets of the Fund and therefore tended to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, the Investment Manager does not believe that repurchases of common shares interfered with the ability of the Fund to manage its investments in order to seek its investment objective, and does not believe any material difficulty in borrowing

70 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

2. Principal Risks (continued)

money or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this was the case. The Fund’s repurchase of shares under the Repurchase Plan was subject to certain conditions under Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws, including Regulation M, which may have prohibited such repurchases under certain circumstances.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the

July 31, 2017 | Semi-Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

3. Financial Derivative Instruments (continued)

call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager/Sub-Adviser & Deferred Compensation

Investment Manager/Sub-Adviser. Each Fund has an Investment Management Agreement (for the purpose of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Prior to the NFJ Merger, AllianzGI U.S. retained NFJ as sub-adviser to Dividend, Interest & Premium Strategy, with respect to its equity sleeve only. From and after the NFJ Merger, AllianzGI U.S. has directly provided all advisory services for the Fund.

During the period, the Funds’ primary adviser and not the Fund, paid advisory fees to Dividend, Interest & Premium Strategy’s sub-advisor.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

72 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

5. Investments in Securities

For the six months ended July 31, 2017, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Diversified Income & Convertible	273,191,647	282,388,163
Equity & Convertible Income	331,276,235	355,833,274
Dividend, Interest & Premium Strategy	569,004,837	629,706,674

6. Income Tax Information

At July 31, 2017, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before call options written) for federal income tax purposes were:

	Federal Tax Cost Basis (1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$361,217,725	$8,438,981	$33,914,430	$(25,475,449)
Equity & Convertible Income	670,304,870	29,386,699	81,951,541	(52,564,842)
Dividend, Interest & Premium Strategy	1,318,269,777	147,459,011	83,007,329	64,451,682

(1) Differences between book and tax cost basis are primarily attributable to wash sale loss deferrals, Reclassifications in REITs and differing treatment of bond premium amortization.

7. Long-term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. Diversified Income & Convertible also maintains a short-term credit facility at variable interest rates for a portion of its borrowings.

Mandatory Redeemable Preferred Shares

At July 31, 2017, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at July 31, 2017:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

July 31, 2017 | Semi-Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

7. Long-term Financing Arrangements (continued)

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as interest payable on dividends to mandatory redeemable preferred shareholders. For the six months ended July 31, 2017, Diversified Income & Convertible paid $651,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. Diversified Income & Convertible is subject to periodic asset coverage testing and must redeem some or all of the MRPS when its asset coverage declines below certain levels.

Senior Secured Notes

At July 31, 2017, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $976,904 is included in the Diversified Income & Convertible’s Statement of Operations.

74 Semi-Annual Report | July 31, 2017

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

7. Long-term Financing Arrangements (continued)

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at July 31, 2017:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, asset coverage requirements, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At July 31, 2017, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at July 31, 2017 was 2.211%. During the six months ended July 31, 2017, the weighted average daily balance was $25,000,000 at the weighted average interest rate of 2.084%. With respect to the margin agreement, loan interest expense of $251,392 is included in the Diversified Income & Convertible’s Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund’s Schedule of Investments.

9. Common Share Repurchase Plan

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the Repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan was intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan remained in effect until 230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund repurchased its common shares in the open market on any trading day when the Fund’s common shares were trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF had not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases were made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares were repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and

July 31, 2017 | Semi-Annual Report 75

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

July 31, 2017 (unaudited)

9. Common Share Repurchase Plan (continued)

other applicable laws, including Regulation M, repurchased its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan were made by the Fund at a discount to then current NAV of the common shares and therefore were accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may have had the effect of preventing or reducing a significant decline in the market price of the common shares in comparison to their NAV. Effective April 22, 2016, the Common Share Repurchase Plan was discontinued.

10. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2017, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable September 1, 2017 to common shareholders of record on August 11, 2017.

On September 1, 2017, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable October 2, 2017 to common shareholders of record on September 11, 2017.

On September 1, 2017, the following quarterly distributions were declared to shareholders, payable September 22, 2017 to shareholders of record on September 11, 2017:

Equity & Convertible Income	$0.38 per share
Dividend, Interest & Premium Strategy	$0.30 per share

There were no other subsequent events identified that require recognition or disclosure.

76 Semi-Annual Report | July 31, 2017

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their annual meeting of shareholders on July 13, 2017. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Re-election of A. Douglas Eu† – Class II to serve until the annual meeting for the 2017-2018 fiscal year	10,350,768	106,726

Election of F. Ford Drummond – Class I to serve until the annual meeting for the 2017-2018 fiscal year	10,349,967	107,527

Election of James S. MacLeod – Class I to serve until the annual meeting for the 2017-2018 fiscal year	10,351,085	106,409

Re-election of James A. Jacobson – Class II to serve until the annual meeting for the 2017-2018 fiscal year*	1,200,000	–

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Deborah A. DeCotis, Barbara R Claussen and Messrs. Davey S. Scoon, Bradford K. Gallagher, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*  Mr. Jacobson was elected by preferred shareholders voting as a separate class. All other trustees of Diversified Income & Convertible were elected by common and preferred shareholders voting together as a single class.

†  Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of Hans W. Kertess – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,914,013	1,669,797

Election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,906,845	1,676,965

Election of Alan Rappaport – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,986,609	1,597,201

Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2017-2018 fiscal year	23,889,524	1,694,286

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Barbara R Claussen, Deborah A. DeCotis and Messrs. F. Ford Drummond, A. Douglas Eu, Bradford K. Gallagher, James A. Jacobson and James S. MacLeod continued to serve as Trustees of the Fund.

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of F. Ford Drummond – Class I to serve until the annual meeting for the 2017-2018 fiscal year	82,595,842	1,711,352

Election of Alan Rappaport – Class I to serve until the annual meeting for the 2017-2018 fiscal year	82,586,972	1,720,222

Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2017-2018 fiscal year	82,553,972	1,753,222

The other members of the Board of Trustees at the time of the meeting, namely, Mses. Barbara R. Claussen, Deborah A. DeCotis and Messrs. A. Douglas Eu, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod and William B. Ogden, IV continued to serve as Trustees of the Fund.

July 31, 2017 | Semi-Annual Report 77

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Changes in Investment Policy:

Effective June 14, 2017, Dividend, Interest & Premium Strategy adopted the following investment policy, which permits the Fund to invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”):

The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

Information regarding master limited partnerships and the risks related to investments in master limited partnerships is included below.

Master Limited Partnerships

A master limited partnership (“MLP”) generally is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for U.S. federal income tax purposes. A Fund’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, or in the financial sector, may be held through MLPs. While MLPs often own or own interests in properties or businesses that are related to oil and gas industries or financials, MLPs may invest in other types of industries, or in credit related investments. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units and have a limited role in the partnership’s operations and management. For purposes of qualifying as a regulated investment company under the U.S. Internal Revenue Code of 1986, a Fund is not permitted to have more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs. Additionally, while MLPs are typically treated as partnerships for U.S. federal income tax purposes, changes

78 Semi-Annual Report | July 31, 2017

Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.

MLP securities may include, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities. Investments in MLPs are generally subject to many of the risks that apply to investments in partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Master Limited Partnership Risk

Equity securities of MLPs are generally listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also generally subject to the risks associated with “high yield” investments. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns and may decline in value. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.

July 31, 2017 | Semi-Annual Report 79

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s (as defined below) Investment Management Agreement (for purposes of this section, the “Advisory Agreement”) with Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) with respect to AllianzGI Equity & Convertible Income Fund (“NIE”), AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), and AllianzGI Diversified Income & Convertible Fund (“ACV” and, together with NFJ and NIE, for the purposes of this section, the “Funds”) and the Portfolio Management Agreement between the Investment Manager and NFJ Investment Group LLC (“NFJ LLC” or the “Sub-Adviser”) with respect to NFJ (for purposes of this section, the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 6, 2017 for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement for an additional year. The Funds’ Contracts Committees, which are comprised of all of the Independent Trustees, met on May 22, 2017 and June 6, 2017 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the applicable Agreement.

It was noted that, on October 1, 2016, during the period under review, Allianz Global Investors Fund Management LLC (“AGIFM”), the former investment manager to the Funds, merged into AllianzGI U.S., a former sub-adviser to certain Funds, after which AllianzGI U.S. assumed AGIFM’s roles as investment manager and administrator to the Funds and continued to provide the day-to-day portfolio management services it previously provided as sub-adviser in its new capacity as Investment Manager, and the applicable sub-advisory agreements with AllianzGI U.S. were terminated. In addition, it was noted that NFJ LLC, a former sub-adviser to NFJ, was at the time of consideration of the contract

80 Semi-Annual Report | July 31, 2017

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

renewals, expected to merge into AllianzGI U.S. effective July 1, 2017, after which AllianzGI U.S. would assume the sole day-to-day portfolio management responsibilities for NFJ in its capacity as Investment Manager, and the applicable sub-advisory contract with NFJ LLC would terminate. The NFJ LLC merger and termination of the applicable sub-advisory contract with NFJ LLC did occur effective July 1, 2017. References in the following disclosure to the “Sub-Adviser” pertain to NFJ LLC, although it no longer serves in this capacity. In the course of their deliberations regarding the approval of the Agreements, the Trustees took into account that the personnel at NFJ LLC who previously provided sub-advisory services for NFJ would continue to do so in the same capacities as employees of AllianzGI U.S., and that neither the merger of AGIFM into AllianzGI U.S., nor the anticipated merger of NFJ LLC into AllianzGI U.S. was expected to have any impact on the nature or quality of investment advisory or administrative services provided to the Funds.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, and the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”); (ii) information provided by Broadridge on the Funds’ management fees and other expenses, and the fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group” or “Expense Group”) (based both on common share and leveraged assets combined (if applicable), and on common share assets alone); (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and/or the Sub-Adviser with strategies that have similarities (but none of which are substantially similar) to those of the Funds; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended December 31, 2016; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, investment objective, total net assets, annual fund operating expenses, portfolio managers, performance based on net asset value and

July 31, 2017 | Semi-Annual Report 81

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

market value, related share price premium and/or discount information, performance (based on net asset value) relative to each Fund’s Broadridge Performance Universe, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with each Fund; and (viii) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus its Broadridge peer group medians.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Trustees also considered the risk profiles of the Funds.

Performance Information

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Broadridge Performance Universe (based on net asset value and market value) for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2017.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board and/or the Performance Committee of the Board).

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager

82 Semi-Annual Report | July 31, 2017

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

and the Sub-Adviser, as well as the Sub-Adviser’s broker selection process and trading operations; the experience of key advisory personnel of the Investment Manager and the Sub-Adviser or their affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager and the Sub-Adviser; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager and the Sub-Adviser; the specific contractual obligations of the Investment Manager and the Sub-Adviser pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager’s and the Sub-Adviser’s investment processes, research capabilities and philosophy were well-suited to the applicable Fund, given its respective investment objective and policies, that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that the Investment Manager and the Sub-Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined) and the management fee and total expense ratios of such Fund’s Broadridge Expense Group. Specifically, the Trustees reviewed each Fund’s ranking within its Broadridge Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets and total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, as applicable. Each Fund’s ranking within its Broadridge Expense Group for both actual management fees based on common share assets and actual management fees based on common and leveraged assets combined were also considered, as applicable. The

July 31, 2017 | Semi-Annual Report 83

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Broadridge peers as to performance, management fee and total expense ratio. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of any expense waivers/reimbursements (although none exist for the Funds).

Dividend, Interest & Premium Strategy

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the six funds in the Broadridge Expense Group ranged from $255.6 million to $1.64 billion, and that one fund in the group was larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of six funds in the Expense Group for both total expense ratio based on common share assets and actual management fees based on common share assets (with the fund ranked first having the lowest fees/expenses and the fund ranked sixth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had fourth quintile performance for the one-year period and fifth quintile performance for the three-, five- and ten-year periods, each ended March 31, 2017.

Equity & Convertible Income

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the seven funds in the Broadridge Expense Group ranged from $231.8 million to $839.6 million, and that two funds in the group were larger in asset size than the Fund. The Trustees also noted that the Fund was ranked third out of seven funds in the Expense Group for both total expense ratio based on common share assets and actual management fees based on common share assets (with the fund ranked first having the lowest fees/expenses and the fund ranked seventh having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund was ranked fourth out of four funds for performance for the one-year period and first out of four funds for performance for the three-, five- and ten-year periods, each ended March 31, 2017.

84 Semi-Annual Report | July 31, 2017

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Diversified Income & Convertible

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the nine funds in the Broadridge Expense Group ranged from $72.4 million to $319.2 million, and that four funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked ninth out of nine funds in the Expense Group for total expense ratio (including any interest and borrowing expenses) based on common share assets, ninth based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, ninth in the Expense Group for actual management fees based on common share assets and seventh in the Expense Group for actual management fees based on common and leveraged assets combined (with the fund ranked first having the lowest fees/expenses and the fund ranked ninth having the highest fees/expenses in the Expense Group).

With respect to total return performance relative to its Broadridge Performance Universe (based on net asset value), the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the period since inception on May 27, 2015, each ended March 31, 2017.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Broadridge and the Investment Manager.

The Trustees were advised that the Investment Manager and the Sub-Adviser do not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those of the Funds. However, the Trustees considered the management fees charged by the Investment Manager and/or the Sub-Adviser to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Investment Manager and/or the Sub-Adviser. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised that the Investment Manager and Sub-Adviser generally provide broader and more extensive services to the Funds in comparison to separate accounts, and incur additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by the Investment Manager that there are additional portfolio management

July 31, 2017 | Semi-Annual Report 85

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

challenges in managing closed-end funds such as the Funds, including, but not limited to, those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

The Trustees also took into account that ACV has preferred shares, senior notes or short-term loans outstanding to provide leverage, which increase the amount of management fees payable by ACV under the Agreement (because the Fund’s fees are calculated based on average daily managed assets, including assets attributable to any outstanding borrowings, issued debt securities or preferred shares, reverse repurchase agreements and dollar rolls). The Trustees took into account that the Investment Manager has a financial incentive for ACV to continue to have preferred shares, senior notes or short-term loans and other borrowings outstanding, which may create a conflict of interest between ACV and the Investment Manager, on one hand, and ACV’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and related presentations as to why ACV’s use of leverage continues to be appropriate and in the best interests of the Fund under current market conditions. The Trustees also considered the Investment Manager’s representation that it will use leverage for the Fund solely as it determines to be in the best interests of the Fund from an investment perspective and without regard to the level of compensation the Investment Manager receives.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also considered the extent to which the Investment Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Trustees considered that NFJ, NIE and ACV do not currently intend to raise additional assets, and the Trustees therefore did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements. The Trustees considered that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager and the Sub-Adviser as a result of their advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions on an agency basis, and

86 Semi-Annual Report | July 31, 2017

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

enhanced visibility for marketing and distribution of other products managed by the Investment Manager and the Sub-Adviser. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and ongoing efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreements with respect to each Fund was in the interests of the Fund and its shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

July 31, 2017 | Semi-Annual Report 87

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. LLC and its U.S. affiliates (“AllianzGI U.S.,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI U.S. and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI U.S.” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI U.S. is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-U.S. Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

88 Semi-Annual Report | July 31, 2017

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information.

July 31, 2017 | Semi-Annual Report 89

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

90 Semi-Annual Report | July 31, 2017

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July 31, 2017 | Semi-Annual Report 91

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92 Semi-Annual Report | July 31, 2017

Trustees

Davey S. Scoon
Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Fund Officers

Thomas J. Fuccillo
President and Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Angela Borreggine
Chief Legal Officer & Secretary

Thomas L. Harter, CFA
Chief Compliance Officer

Scott Whisten
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Debra Rubano
Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

Sub-Adviser*

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, TX 75201

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

* On July 1, 2017, NFJ merged with and into AllianzGI U.S. Following the merger, AllianzGI U.S. assumed all responsibilities to the Fund which had been previously delegated to NFJ.

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund’s or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

242321

Allianz Global Investors Distributors LLC	AZ601SA_073117

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Diversified Income & Convertible Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date:	October 3, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President and Chief Executive Officer

Date:	October 3, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 3, 2017